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                                                                   EXHIBIT 10.14

                          STANDARD OFFICE LEASE-GROSS
                  AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION
                  -------------------------------------------

  1.  Basic Lease Provisions ("Basic Lease Provisions")


      1.1 Parties: This Lease, dated, for reference purposes only, September 16,
                                                                   ------------
1996, is made by and between Copperfield Investment & Development Company,
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(herein called "Lessor") and Clinimetrics Research Associates, Inc., A Ca
                             --------------------------------------------
Corporation, doing business under the name of Clinimetrics, (herein called
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"Lessee").

      1.2  Promises:  Suite Number(s) 132 floors, consisting of approximately
                                      ---
4022 useable feet, 4464 rentable feet, more or less as defined in paragraph 2
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and as shown on Exhibit "A" hereto (the "Premises").

      1.3  Building: Commonly described as being located at 2025 Gateway
                                                            ------------
Place, in the City of San Jose, County of Santa Clara, State of California, as
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more particularly described in Exhibit A hereto, and as defined in paragraph 2.
                                       -

      1.4  Use:  Clinical Research & Management Services.
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      1.5  Term: 48 months commencing November 1, 1996, ("Commencement Date"),
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and ending October 31, 2000, as defined in paragraph 3.
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      1.6  Base Rent:  $6473.00, per month, payable on the 1st day of each
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month, per paragraph 4.1

      1.7  Base Rent Increase:  On SEE ATTACHED ADDENDUM the monthly Base
                                   ---------------------
Rent payable under paragraph 1.6 above shall be adjusted as provided in paragraph 4.3 below.

      1.8  Rent Paid Upon Execution:  $6473.00 for             .
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      1.9  Security Deposit: SEE ATTACHED ADDENDUM.
                             ---------------------

      1.10 Lessee's Share of Operating Expense Increase: 1.30% as defined in
                                                         ----
paragraph 4.2.

  2.  Promises, Parking and Common Areas.

      2.1 Premises: The Premises are a portion of a building, herein sometimes referred to as the "Building" identified In paragraph 1.3 of the Basic Lease Provisions. "Building" shall include adjacent parking structures used in connection therewith. The Premises, the Building, the Common Areas, the land upon which the same are located, along with all other buildings and improvements thereon or thereunder, are herein collectively referred to as the "Office Building Project" Lessor hereby leases to Lessee and Lessee leases from Lessor for the term. at the rental, and upon all of the conditions set forth herein, the real property referred to in the Basic Lease Provisions, paragraph 1.2, as the "Premises:' including rights to the Common Areas as

      2.2 Vehicle Parking: So long as Lessee is not in default and subject to the rules and regulations attached hereto, and as established by Lessor from time to lima, Lessee shall be entitled to rent and use 4/1000 parking spaces in
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the Office Building Project at the monthly rate applicable from time to time for monthly parking as set by Lessor and/or its licensee.

          2.2.1 If Lessee commits, permits or allows any of the prohibited activities described in the Lease or the rules then in effect, then Lessor shall have the right. without notice, in addition to such other rights and remedies that it may have, to remove or tow away the vehicle involved and charge the cost to Lessee, which cost shall be immediately payable upon demand by Lessor.

          2.2.2  The monthly parking rate per parking space will be $ N/A per
                                                                      ---
month at the commencement of the term of this Lease, and is subject to change upon live (5) days prior written notice to Lessee. Monthly parking fees shall be payable one month in advance prior to the first day of each calendar month.

      2.3 Common Areas-Definition. The term "Common Areas" Is defined as all areas and facilities outside the Premises and within the exterior boundary line of the Office Building Project that are provided and designated by the Lessor from time to time for the general non-exclusive use of Lessor, Lessee and of other lessees of the Office Building Project and their respective employees, suppliers, shippers, customers and invitees, including but not limited to common entrances, lobbies, corridors, stairways and stairwells, public restrooms, elevators, escalators, parking areas to the extent not otherwise prohibited by this Lease, loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, ramps, driveways, landscaped areas and decorative walls.

      2.4 Common Areas-Rules and Regulations. Lessee agrees to abide by and conform to the rules and regulations attached hereto as Exhibit B with respect to the Office Building Project and Common Areas, and to cause its employees, suppliers, shippers, customers, and invitees to so abide and conform. Lessor or such other person(s) as Lessor may appoint shall have the exclusive control and management of the Common Areas and shall have the right, from time to time, to modify, amend and enforce said rules and regulations. Lessor shall not be responsible to Lessee for the noncompliance with said rules and regulations by other lessees, their agents, employees and invitees of the Office Building Project.

      2.5 Common Areas-Changes. Lessor shall have the right, in Lessor's sole discretion, from time to time:

          (a) To make changes to the Building interior and exterior and Common Areas, Including, without limitation, changes in the location, size, shape, number, and appearance thereof, including but not limited to the lobbies, windows, stairways, air shafts, elevators, escalators, restrooms, driveways. entrances, parking spaces, parking areas, loading and unloading areas, Ingress, egress. direction of traffic, decorative walls, landscaped areas and walkways; provided. however, Lessor shall at all times provide the parking facilities required by applicable law;
          (b) To close temporarily any of the Common Areas for maintenance purposes so long as reasonable access to the Premises remains available;
          (c) To designate other land and improvements outside the boundaries of the Office Building Project to be a part of the Common Areas, provided that such other land and improvements have a reasonable and functional relationship to the Office Building Project;
          (d) To add additional buildings and improvements to the Common Areas;
          (e) To use the, Common Areas while engaged in making additional improvements, repairs or alterations to the Office Building Project. or any portion thereof;
          (f) To do and perform such other acts and make such other changes In, to or with respect to the Common Areas and Office Building Project as Lessor may, in the exercise of sound business judgment deem to be appropriate.
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  3.0 Term

      3.1 Term. The term and Commencement Date of this Lease shall be as specified in paragraph 1.5 of the Basic Lease Provisions.

      3.2 Delay in Possession. Notwithstanding said Commencement Date, if for any reason Lessor cannot deliver possession of the Premises to Lessee on said date and subject to paragraph 3.2.2, Lessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease or the obligations of Lessee hereunder or extend the term hereof; but, in such case, Lessee shall not be obligated to pay rent or perform any other obligation of Lessee under the terms of this Lease, except as may be otherwise provided in this Lease, until possession of the Premises is tendered to Lessee, as hereinafter defined; provided, however, that if Lessor shall not have delivered possession of the Premises within sixty (60) days following said Commencement Date, as the same may be extended under the terms of a Work Letter executed by Lessor and Lessee, Lessee may, at Lessee's option, by notice in writing to Lessor within ten (10) days thereafter, cancel this Lease, in which event the parties shall be discharged from all obligations hereunder: provided, however, that, as to Lessee's obligations, Lessee first reimburses Lessor for all costs incurred for Non-Standard Improvements and, as to Lessor's obligations, Lessor shall return any money previously deposited by Lessee (less any offsets due Lessor for Non-Standard Improvements): and provided further that if such written notice by Lessee is not received by Lessor within said ten (10) day period,
 .Lessee's right to cancel this Lease hereunder shall terminate and be of no further force or effect.

          3.2.1 Possession Tendered - Defined. Possession of the Premises shall be deemed tendered to Lessee ("Tender of Possession") when (1) the improvements to be provided by Lessor under this Lease are substantially completed, (2) the Building utilities are ready for use in the Promises, (3) Lessee has reasonable access to the Premises, . and (4) ten (10) days shall have expired following advance written notice to Lessee of the occurrence of the mailers described in (1), (2) and (3), above of this paragraph 3.2.1.

          3.2.2 Delays Caused by Lessee. There shall be no abatement of rent, and the sixty (6O) day period following the Commencement Date before which Lessee's right to cancel this Lease accrues under paragraph 3.2, shall be deemed extended to the extent of any delays caused by acts or omissions of Lessee. Lessee's agents, employees and contractors.

      3.3 Early Possession. If Lessee occupies the Premises prior to said Commencement Date, such occupancy shall be subject to all provisions of this Lease, such occupancy shall not change the termination date, and Lessee shall pay rent for such occupancy.

      3.4 Uncertain Commencement. In the event commencement of the Lease term is defined as the completion of the improvements, Lessee and Lessor shall execute an amendment to this Lease establishing the dale of Tender of Possession (as defined in paragraph 3.2.1) or the actual taking of possession by Lessee, whichever first occurs, as the Commencement Date.

  4.  Rent

      4.1 Base Rent. Subject to adjustment as hereinafter provided in paragraph 4.3, and except as may be otherwise expressly provided in this Lease, Lessee shall pay to Lessor the Base Rent for the Premises set forth in paragraph 1.6 of the Basic Lease Provisions, without offset or deduction. Lessee shall pay Lessor upon execution hereof the advance Base Rent described in paragraph 1.8 of the Basic Lease Provisions. Rent for any period during the term hereof which is for less than one month shall be prorated based upon the actual number of days of the calendar month involved, Rent shall be payable in lawful money of the United States to Lessor at the address stated herein or to such other persons or at such other places as Lessor may designate in writing.

      4.2 Operating Expense Increase. Lessee shall pay to Lessor during the term hereof, in addition to the Base Rent, Lessee's Share, as hereinafter defined, of the amount by which all Operating Expenses. as hereinafter defined, for each Comparison Year exceeds the amount of all Operating Expenses for the Base Year, such excess being hereinafter referred to as the "Operating Expense Increase," in accordance with the following provisions:

          (a) "Lessee's Share" is defined, for purposes of this Lease, as the percentage set forth in paragraph 1.10 of the Basic Lease Provisions, which percentage has been determined by dividing the approximate square footage of the Premises by the total approximate square footage of the rentable space contained in the Office Building Project. It is understood and agreed that the square footage figures set forth in the Basic Lease Provisions are approximations which Lessor and Lessee agree are reasonable and shall not be subject to revision except in connection with an actual change in the size of the Premises or a change in the space available for lease in the Office Building Project.

          (b) "Base Year" is defined as the calendar year in which the Lease term commences.

          (c) "Comparison Year" is defined as each calendar year during the term of this Lease subsequent to the Base Year: provided, however, Lessee shall have no obligation to pay a share of the Operating Expense Increase applicable to the first twelve (12) months of the Lease Term (other than such as are mandated by a governmental authority, as to which government mandated expenses Lessee shall pay Lessee's Share, notwithstanding they occur during the first twelve (12) months). Lessee's Share of the Operating Expense Increase for the first and last Comparison Years of the Lease Term shall be prorated according to that portion of such Comparison Year as to which Lessee is responsible for a share of such Increase.

          (d) "Operating Expenses" is defined, for purposes of this Lease, to include all costs, it any, incurred by Lessor in the exercise of its reasonable discretion, for:

              (i) The operation. repair. maintenance, and replacement, in neat, clean, sale, good order and condition, of the Office Building Project. including but not limited to, the following:

                  (aa) The Common Areas. Including their surfaces, coverings. decorative Items, carpets, drapes and window coverings. and including parking areas, loading and unloading areas, trash areas, roadways, sidewalks, walkways, stairways, parkways, driveways, landscaped areas, striping, bumpers, irrigation systems, Common Area lighting facilities, building exteriors and roofs. fences and gates;

                  (bb) All healing. air conditioning. plumbing, electrical systems, life safety equipment, telecommunication and other equipment used In common by, or for the benefit of, lessees or occupants of the Office Building Project, including elevators and escalators, tenant directories, fire detection systems including sprinkler system maintenance and repair.

              (ii) Trash disposal. janitorial and security services;

              (iii) Any other service to be provided by Lessor that is elsewhere in this Lease stated to be an "Operating Expense";

              (iv) The cost of the premiums for the liability and property insurance policies to be maintained by Lessor under paragraph 8 hereof;

              (v) The amount of the real property taxes to be paid by Lessor under paragraph 10.1 hereof:
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              (vi) The cost of water, sewer, gas, electricity, and other publicly mandated services to the Office Building Project;

              (vii) Labor, salaries and applicable fringe benefits and costs. materials. supplies and tools. used in maintaining and/or cleaning the Office Building Project and accounting and a management fee attributable to the operation of the Office Building Project;

              (viii) Replacing and/or adding improvements mandated by any governmental agency and any repairs or removals necessitated thereby amortized over its useful life. according to Federal income tax regulations or guidelines for depreciation thereof (including interest on the unamortized balance as is then reasonable in the judgment of Lessor's accountants);

              (ix) Replacements of equipment or improvements that have a useful life for depreciation purposes according to Federal income tax guidelines of five (5) years or less, as amortized over such life.

          (e) Operating Expenses shall not include the costs of replacements of equipment or improvements that have a useful life for Federal income tax purposes in excess of live (5) years unless it is of the type described in paragraph 4.2(d)(viii). in which case their cost shall be included as above provided.

          (f) Operating Expenses shall not include any expenses paid by any lessee directly to third parties, or as to which Lessor is otherwise reimbursed by any third party, other tenant, or by insurance proceeds.

          (g) Lessee's Share of Operating Expense Increase shall be payable by Lessee within ten (10) days after a reasonably detailed statement of actual expenses is presented to Lessee by Lessor. At Lessor's option, however, an amount may be estimated by Lessor from time to time in advance of Lessee's share of the Operating Expense Increase for any Comparison Year and the same Shall be payable monthly or quarterly, as Lessor shall designate during each Comparison Year of the Lease term. on the same day as the Base Rent is due hereunder. In the event that Lessee pays Lessor's estimate at Lessee's Share of Operating Expense Increase as aforesaid. Lessor shall deliver to Lessee within sixty (60) days after the expiration of each Comparison Year, a reasonably detailed statement showing Lessee's Share of the actual Operating Expense Increase incurred during such year. If Lessee's payments under this paragraph 4.2(g) during said Comparison Year exceed Lessee's Share as indicated on said statement. Lessee shall be entitled to credit the amount of such overpayment against Lessee's Share of Operating Expense Increase next falling due. If Lessee's payments under this paragraph during said Comparison Year were less than Lessee's Share as indicated on said statement, Lessee shall pay to Lessor the amount of the deficiency within ten (10) days after delivery by Lessor to Lessee of said statement. Lessor and Lessee shall forthwith adjust between them by cash Payment any balance determined to exist with respect to that portion of the last Comparison Year for which Lessee is responsible as to Operating Expense Increases, notwithstanding that the Lease term may have terminated before the end of such Comparison Year.

      4.3 Rent Increase.

          4.3.1 At the times set forth in paragraph 1.7 of the Basic Lease Provisions, the monthly Base Rent payable under paragraph 4.1 of this Lease shall be adjusted by the increase, if any. in the Consumer Price Index of the Bureau of Labor Statistics of the Department of Labor for All Urban Consumers, (1967=100), "All Items," for the city nearest the location of the Building. herein referred to as "C.P.I." since the date of this Lease.

          4.3.2 The monthly Base Rent payable pursuant to paragraph 4.3 shall be calculated as follows: the Base Rent payable for the first month of the term of this Lease, as set forth in paragraph 4.1 of this Lease, shall be multiplied by a fraction the numerator of which shall be the C.P.I. of the calendar month during which the adjustment is to take effect, and the denominator of which shall be the C.P.I. for the calendar month in which the original Lease term commences. The sum so calculated shall constitute the new monthly Base Rent hereunder, but, in no event, shall such new monthly Base Rent be less than the Base Rent payable for the month immediately preceding the date for the rent adjustment.

          4.3.3 In the event the compilation and/or publication of the C.P.I. shall be transferred to any other governmental department or bureau or agency or shall be discontinued, then the index most nearly the same as the C PI. shall
be used to make such calculations.   In the event that Lessor and Lessee cannot
agree on such alternative index, then the matter shall be submitted for decision to the American Arbitration Association in the County in which the Premises are located, in accordance with the then rules of said association and the decision of the arbitrators shall be binding upon the parties, notwithstanding one party failing to appear after due notice of the proceeding. The cost of said Arbitrators shall be paid equally by Lessor and Lessee.

          4.3.4 Lessee shall continue to pay the rent at the rate previously in effect until the increase, if any, is determined. Within live (5) days following the date on which the increase is determined, Lessee shall make such payment to Lessor as will bring: the increased rental current, commencing with the effective sale of such increase through the date of any rental installments then due. Thereafter the rental shall be paid at the increased rate.

          4.3.5 At such time as the amount of any change in rental required by this Lease is known or determined, Lessor and Lessee shall execute an amendment to this Lease setting forth such change.

  5. Security Deposit. Lessee shall deposit with Lessor upon execution hereof the security deposit set forth in paragraph 1.9 of the Basic Lease Provisions as security for Lessee's faithful performance of Lessee's obligations hereunder. If Lessee fails to pay rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Lease, Lessor may use, apply or retain all or any portion of said deposit for the payment of any rent or other charge in default for the payment of any other sum to which Lessor may become obligated by reason of Lessee's default, or to compensate Lessor for any loss or damage which Lessor may suffer thereby. If Lessor so uses or applies all or any portion of said deposit, Lessee shall within ten (10) days after written demand therefor deposit cash with Lessor In an amount sufficient to restore said deposit to the full amount then required of Lessee. If the monthly Base Rent shall, from time to time, increase during the term of this Lease. Lessee shall, at the time of such increase, deposit with Lessor additional money as a security deposit so that the total amount of the security deposit held by Lessor shall at all times bear the same proportion to the then current Base Rent as the initial security deposit bears to the initial Base Rent set forth in paragraph
1.6 at the Basic Lease Provisions. Lessor shall not be required to keep said security deposit separate from its general accounts. If Lessee performs all of Lessee's obligations hereunder, said deposit, or so much thereof as has not heretofore been applied by Lessor, shall be returned, without payment of interest or other increment for its use, to Lessee (or, at Lessor's option. to the last assignee, if any, of Lessee's interest hereunder) at the expiration of the term hereof, and after Lessee has vacated the Premises. No trust relationship is created herein between Lessor and Lessee with respect to said Security Deposit.

  6.  Use.

      6.1 Use. The Premises shall be used and occupied only for the purpose set forth in paragraph 1.4 of the Basic Lease Provisions of any other use which is reasonably comparable to that use and for no other purpose.

      6.2 Compliance with Law.

          (a) Lessor warrants to Lessee that the Premises, in the stale existing on the date that the Lease term commences. but without regard to alterations or improvements made by Lessee or the use for which Lessee will occupy the Premises, does not violate any covenants or restrictions of record, or any applicable building code. regulation or ordinance in effect on such Lease term Commencement Date. In the event It is determined that this warranty has been violated, then It shall be the obligation of the Lessor, after written notice from Lessee, to promptly, at Lessor's sole cost and expense, rectify any such violation.

          (b) Except as provided In paragraph 6.2(a) Lessee shall, at Lessee's expense, promptly comply with all applicable statutes, ordinances. rules, regulations, orders, covenants and restrictions of record, and requirements of any fire Insurance underwriters or rating bureaus, now In effect or which may hereafter come into effect, whether or not they reflect a change in policy from that now existing, during the term or any part of the term hereof, relating in any manner to the Premises and the occupation and use by Lessee of the Premises. Lessee shall conduct Its business In a lawful manner and shall not use or permit the use of the Premises or the Common Areas in any manner that will tend to create waste or a nuisance or shall tend to disturb other occupants of the Office Building Project.

      6.3 Condition of Premises.

          (a) Lessor shall deliver the Premises to Lessee in a clean condition on the Lease Commencement Date (unless Lessee is already in Possession) and Lessor warrants to Lessee that the plumbing. lighting, air conditioning. and heating system in the Premises shall be In good operating condition. In the event that It is determined that this warranty has been violated. then it shall be the obligation of Lessor, after receipt of written notice from Lessee selling forth with specificity, the nature of the violation, to promptly. at Lessor's sole cost, rectify such violation.

          (b) Except as otherwise provided in [his Lease. Lessee hereby accepts the Premises and the Office Building Project in their condition existing as of the Lease Commencement Date or the date that Lessee takes possession of the Premises. whichever is earlier, subject to all applicable zoning, municipal, county, and state laws, ordinances and regulations governing and requiring the use of the Premises. and any easements, covenants or restrictions of record. and accepts this Lease subject thereto and to all mailers disclosed thereby and by any exhibits attached hereto. Lessee acknowledges that it has satisfied itself by its own independent investigation that the Premises are suitable for its intended use, and that neither Lessor nor Lessor's agent or agents has made any representation or warranty as to the present or future suitability of the Premises, Common Areas, or Office Building Project for the conduct of Lessee's business.

  7.  Maintenance, Repairs.  Alterations and Common Area Services.

      7.1 Lessor's Obligations, Lessor shall keep the Office Building Project, including the Premises, interior and exterior walls, roof, and common areas, and the equipment whether used exclusively for the Premises or in common with other premises, in good condition and repair; provided, however, Lessor shall not be obligated to paint, repair or replace wall coverings. or to repair or replace any improvements that are not ordinarily a part of the Building or are above then Building standards. Except as provided in paragraph 9.5, there shall be no abatement of rent or liability of Lessee on account of any injury or interference with Lessee's business with respect to any improvements, alterations or repairs made by Lessor to the Office Building Project or any part thereof. Lessee expressly waives the benefits of any statute now or hereafter in effect which would otherwise afford Lessee the right to make repairs at Lessor's expense of to terminate this Lease because of Lessor's failure to keep the Premises in good order, condition and repair.

      7.2 Lessee's Obligations.

          (a) Notwithstanding Lessor's obligation to keep the Premises in good condition and repair, Lessee shall be responsible for payment of the cost thereof to Lessor as additional rent for that portion of the cost of any maintenance and repair of the Premises or any equipment (wherever located) that serves only Lessee or the Premises, to the extent such cost is attributable to causes beyond normal wear and tear. Lessee shall be responsible for the cost of painting, repairing or replacing wall coverings and to repair or replace any Premises improvements that are not ordinarily a part of the Building or that are above then Building standards. Lessor may, at its option, upon reasonable notice, elect to have Lessee perform any particular such maintenance or repairs the Cost of which is otherwise Lessee's responsibility hereunder.

          (b) On the last day of the term hereof, or on any sooner termination, Lessee shall surrender the Premises to Lessor in the same condition as received, ordinary wear and tear excepted, clean and free of debris. Any damage or deterioration of the Premises shall not be deemed ordinary wear and tear if the same could have been prevented by good maintenance practices by Lessee. Lessee shall repair any damage to the Premises occasioned by the installation of removal of Lessee's trade fixtures, alterations, furnishings and equipment except as otherwise stated in this Lease. Lessee shall; leave the air lines, power panels, electrical distribution systems, lighting fixtures, air conditioning, window coverings, wall coverings, carpets, wall paneling, ceilings and plumbing on the Premises and in good operating condition.

      7.3 Alterations and additions.

          (a) Lessee shall not, without Lessor's prior written consent make any alterations, improvements, additions, Utility installations or repairs in, on or about the Premises, or the Office Building Project. As used in this paragraph 7.3, the term "Utility Installation" shall mean carpeting. window and wall coverings, power panels, electrical distribution systems, lighting fixtures, air conditioning, plumbing, and telephone and telecommunication wiring and equipment. At the expiration of the term, Lessor may require the removal of any or all of said alterations, improvements, additions or Utility installations, and the restoration of the Premises and the Office Building Project to their prior condition, at Lessee's expense. Should Lessor permit Lessee to make its own alterations, improvements additions or Utility Installations. Lessee shall use only such contractor as has been expressly approved by Lessor, and Lessor may require Lessee to provide Lessor, at Lessee's sole cost and expense, a lien and completion bond in an amount equal to one and one-half times the estimated cost of such improvements, to insure Lessor against any liability for mechanic's and materialmen's liens and to insure Completion of the work. Should Lessee make any alterations, improvements, additions or Utility Installations without the prior approval of Lessor, or use a contractor not expressly approved by Lessor. Lessor may, at any time during the term of this Lease, require that Lessee remove any part or all of the same.

          (b) Any alterations, improvements. additions or Utility Installations in or about the Premises or the Office Building Project that Lessee shall desire to make shall be Presented to Lessor in written form, with proposed detailed plans. If Lessor shall give Its consent to Lessee's making such alterations improvement, addition of Utility Installation, the consent shall be deemed conditioned upon Lessee acquiring a permit to do so from the applicable governmental agencies, furnishing a copy thereof to Lessor prior to the Commencement of the work, and compliance by Lessee with all conditions at said permit in a prompt and expeditious manner.

          (c) Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use in the Premises, which claims are or may be secured by any mechanic's or materialmen's lien against the Premises, the Building or the Office Building Project, or any interest therein.

          (d) Lessee shall give Lessor not less than ten (10) days notice prior to the commencement of any work in the Premises by Lessee, and Lessor shall have the right to post notices of non-responsibility in or on the Premises or the Building as provided by law. If Lessee shall, in good faith, contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense defend itself and Lessor against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof against the Lessor or the Premises, the Building of the Office Building Project, upon the condition that if Lessor shall require, Lessee shall furnish to Lessor a surety bond satisfactory to Lessor in an amount equal to such contested lien claim or demand indemnifying Lessor against liability for the same and holding the Premises, the Building and the Office Building Project free from the effect of such lien or claim. In addition, Lessor may require Lessee to pay Lessor's reasonable attorneys' fees and Costs in participating in such action if Lessor shall decide it is to Lessor's best interest so to do.

          (e) All alterations. Improvements. additions and Utility Installations (whether or not such Utility Installations constitute trade fixtures of Lessee. which may be made to the Premises by Lessee. including but not limited to, floor coverings, panelings, doors, drapes, built-ins. moldings, sound attenuation, and lighting and telephone or communication systems, conduit, wiring and outlets, shall be made and done in a good and workmanlike manner and of good and sufficient quality and materials and shall be the property of Lessor and remain upon and be surrendered with the Premises at the expiration of the Lease term, unless Lessor requires their removal pursuant to paragraph 7.3(a). Provided Lessee is not in default, notwithstanding the provisions of this paragraph 7.3(e). Lessee's personal property and equipment, other than that which is affixed to the Premises so that it cannot be removed without material damage to the Premises of the Building. and other than Utility Installations, shall remain the property of Lessee and may be removed by Lessee subject to the provisions of paragraph 7.2.

          (f) Lessee shall provide Lessor with as-built plans and specifications for any alterations, improvements, additions or Utility installations.

      7.4 Utility Additions. Lessor reserves the right to install new or additional utility facilities throughout the Office Building Project for the benefit of Lessor or Lessee, or any other lessee of the Office Building Project, including, but not by way of limitation, such utilities as plumbing. electrical systems. communication systems, and fire projection and detection systems. so long &3 such installations do not unreasonably interfere with lessee's Use Of the Premises.

  8.  Insurance; Indemnity

      8.1 Liability Insurance - Lessee. Lessee shall, at Lessee's expense, obtain and keep in force during the term of this Lease a Policy of Comprehensive General Liability insurance utilizing an Insurance Services Office standard form with Broad Form General Liability Endorsement (GLO404), or equivalent. in an amount of not less than $1,000.000 per occurrence of bodily injury and property damage combined or in a greater amount as reasonably determined by Lessor and shall insure Lessee with Lessor as an additional insured against liability arising out of the use, occupancy or maintenance of the Premises. Compliance with the above requirement shall not, however, limit the liability of Lessee hereunder.

      8.2 Liability Insurance - Lessor. Lessor shall obtain and keep in force during the term of this Lease a policy of Combined Single Limit Bodily Injury and Broad Form Property Damage Insurance, plus coverage against such other risks Lessor deems advisable from time to time, insuring Lessor, but not Lessee, against liability arising out of the ownership, use, occupancy or maintenance of the Office Building Project in an amount not less than $5,000,000.00 per occurrence.

      8.3 Property insurance - Lessee. Lessee shall, at Lessee's expense, obtain and keep in force during the term of this Lease for the benefit of Lessee, replacement cost fire and extended coverage insurance, with vandalism and malicious mischief, sprinkler leakage and earthquake sprinkler leakage endorsements, in an amount sufficient to cover not less than 100% of the full replacement cost, as the same may exist from time to time, of all of Lessee's personal property, fixtures. equipment and tenant improvements.

      8.4 Property Insurance - Lessor. Lessor shall obtain and keep in force during the term of this Lease a policy or policies of insurance covering loss or damage to the Office Building Project improvements, but not Lessee's personal property, fixtures, equipment or tenant improvements, in the amount of the full replacement cost thereof, as the same may exist from time to time, utilizing Insurance Services Office standard form, or equivalent, providing protection against all Perils included within the classification of fire, extended coverage, vandalism, malicious mischief. Plate glass. and such other perils as Lessor deems advisable or may be required by a lender having a lien on the Office Building Project. In addition, Lessor shall obtain and keep in force, during the term of this Lease, a policy of rental value insurance covering a period of one year, with loss payable to Lessor, which insurance shall also cover all Operating Expenses for said period. Lessee will not be named in any such policies carried by Lessor and shall have no right to any proceeds therefrom. The policies required by these paragraphs 8.2 and 8.4 shall contain such deductibles as Lessor or the aforesaid lender may determine. In the event that the Premises shall suffer an insured loss as defined in paragraph 9.1(f) hereof, the deductible amounts under the applicable insurance policies shall be deemed an Operating Expense. Lessee shall not do or permit to be done anything which shall invalidate the insurance policies carried by Lessor. Lessee shall pay the entirety of any increase in the property insurance premium for the Office Building Project over what it was immediately prior to the commencement of the term of this Lease if the increase is specified by Lessor's Insurance carrier as being caused by the nature of Lessee's occupancy of any act or omission of Lessee.

      8.5 Insurance Policies. Lessee shall deliver to Lessor copies of liability insurance policies required under paragraph 8.1 or certificates evidencing the existence and amounts of such insurance within seven (7) days after the Commencement Date of this Lease. No such policy shall be cancelable or subject to reduction of coverage or other modification except after thirty
(30) days prior written notice to Lessor. Lessee shall, at least thirty (30) days prior to the expiration of such policies, furnish Lessor with renewals thereof.

      8.6 Waiver of Subrogation. Lessee and Lessor each hereby release and relieve the other and waive their entire right of recovery against the other, for direct or consequential loss or damage arising out of or incident to the perils covered by property insurance carried by such party, whether due to the negligence of Lessor or Lessee or their agents, employees, contractors and/or invitees. If necessary all property insurance Policies required under this Lease shall be endorsed to so provide.

      8.7 Indemnity. Lessee shall indemnify and hold harmless Lessor and its agents. Lessor's master or ground lessor, partners and lenders, from and against any and all claims for damage to the person or property of anyone or any entity arising from Lessee's use of the Office Building Project, or from the conduct of Lessee's business or from any activity, work, or things done, permitted or suffered by Lessee in or about the Premises or elsewhere and shall further indemnify and hold harmless Lessor from and against any and all claims, costs and expenses arising from any breach or default in the performance of any obligation on Lessee's part to be performed under the terms of this Lease, or arising from any act or omission of Lessee, or any of Lessee's agents, contractors, employees, or invitees, and from and against all costs, attorney's fees, expenses and liabilities incurred by Lessor as the result of any such use, conduct, activity, work, things done, permitted or suffered, breach, default or negligence , and in dealing reasonably therewith, including but not limited to the defense or pursuit of any claim or any action or proceeding involved therein; and in case any action or proceeding be brought against Lessor by reason of any such matter, Lessee upon notice from Lessor shall defend the same at Lessee's expense by counsel reasonably satisfactory to Lessor and Lessor shall cooperate with Lessee in such defense. Lessor need not have first paid any such claim in order to be so indemnified. Lessee. as a material part of the consideration to Lessor. hereby assumes all risk of damage to Properly of Lessee or injury to persons. in, upon or about the Office Building Project arising from any cause and Lessee hereby waives all claims in respect thereof against Lessor.

      8.8 Exemption of Lessor from Liability. Lessee hereby agrees that Lessor shall not be liable for injury to Lessee's business or any loss of income therefrom or for loss of or damage to the goods, wares, merchandise or other property of Lessee, Lessee's employees, invitees, customers, or any other person in or about the Premises or the Office Building Project, nor shall Lessor be liable for injury to the person of Lessee, Lessee's employees, agents or contractors, whether such damage or injury is caused by or results from theft, fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether said damage or injury results from conditions arising upon the Premises or upon other portions of the Office Building Project, or from other sources or places, or from new construction or the repair, alteration or improvement of any part of the office Building Project, or of the equipment, fixtures or appurtenances applicable thereto, and regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible. Lessor shall not be liable for any damages arising from any act or neglect of any other lessee. occupant or user of the Office Building Project, nor from the failure of Lessor to enforce the Provisions of any other lease of any other lessee of the Office Building Project.

      8.9 No Representation of Adequate Coverage. Lessor makes no representation that the limits or forms of coverage of insurance specified in this paragraph 8 are adequate to cover Lessee's property or obligations under this Lease.

  9.  Damage or Destruction.

      9.1 Definitions.

          (a) "Premises Damage" shall mean if the Premises are damaged or destroyed to any extent.

          (b) "Premises Building Partial Damage" shall mean if the Building of which the Premises are a part is damaged or destroyed to the extent that the cost to repair is less than fifty percent (50%) of the then Replacement Cost of the building.

          (c) "Premises Building Total Destruction" shall mean if the Building of which the Premises are a part is damaged or destroyed to the extent that the cost to repair is fifty percent (50 %) or more of the then Replacement Cost of the Building.

          (d) "Office Building Project Buildings" shall mean all of the buildings on the Office Building Project site.

          (e) "Office Building Project Buildings Total Destruction" shall mean if the Office Building Project Buildings are damaged or destroyed to the extent that the cost of repair is fifty percent (50%) or more of the then Replacement Cost of the Office Building Project Buildings.

          (f) "Insured Loss" shall mean damage or destruction which was caused by an event required to be covered by the insurance described in paragraph 8. The fact that an Insured Loss has a deductible amount shall not make the loss an uninsured loss.

          (g) "Replacement Cost" shall mean the amount of money necessary to be spent in order to repair or rebuild the damaged area to the condition that existed immediately prior to the damage occurring, excluding all improvements made by lessees, other than those installed by Lessor at Lessee's expense.

      9.2 Premises Damage;  Premises Building Partial Damage.

          (a) Insured Loss. Subject to the provisions of paragraphs 9.4 and 9.5, if at any time during the term of this Lease there is damage which is an Insured Loss and which falls into the classification of either Premises Damage or Premises Building Partial Damage, then Lessor shall, as soon as reasonably possible and to the extent the required materials and labor are readily available through usual commercial channels, at Lessor's expense, repair such damage (but not Lessee's fixtures, equipment or tenant improvements originally paid for by Lessee) to its Condition existing at the time of the damage, and this Lease shall continue in full force and effect.

          (b) Uninsured Loss. Subject, to the provisions of paragraphs 9.4 and
9.5. if at any time during the term of this Lease there is damage which is not an Insured Loss and which falls within the classification of Premises Damage or Premises Building Partial Damage, unless caused by a negligent or willful act or Lessee (in which event Lessee shall make the repairs at Lessee's expense), which damage prevents Lessee from making any substantial use of the Premises. Lessor may at Lessor's option either (i) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall Continue in full force and effect. or (ii) give written notice to Lessee within thirty (30) days after the date of the occurrence of such damage of Lessor's intention to cancel and terminate this Lease as of the date of the occurrence of such damage, in which event this Lease shall terminate as of the date of the occurrence of such damage.

      9.3 Premises Building Total Destruction: Office Building Project Total Destruction. Subject to the provisions of paragraphs 9.4 and 9.5, if at any time during the term of this Lease there is damage, whether or not it is an Insured Loss, which falls into the classifications of either (i) Premises Building Total Destruction, or (ii) Office Building Project Total Destruction, then Lessor may at Lessor's option either (ii) repair such damage of destruction as soon as reasonably possible at Lessor's expense (to the extent the required materials are readily, available through Usual Commercial channels to its condition existing at the time of the damage, but not Lessee's fixtures, equipment or tenant improvements, and this Lease shall continue in full force and effect, or (ii) give written notice to Lessee within thirty (30) days after the date of occurrence of such damage of Lessor's intention to cancel and terminate this Lease, in which case this Lease shall terminate as of the date of the occurrence of such damage,

      9.4 Damage Near End of Term.

          (a) Subject to paragraph 9.4(b), if at any time during the last twelve (121 months of the term of this Lease there Is substantial damage to the Premises, Lessor ma), at Lessor's option cancel and terminate this Lease as of the late of occurrence of such damage by giving written notice to Lessee of Lessor's election to do so within 30 days after the dale of occurrence of such damage.

          (b) Notwithstanding paragraph 9.4 (a). in the event that Lessee has an option to extend or renew this Lease, and the time within which said option may be exercised has not yet expired, Lessee shall exercise such option. If it is to be exercised at all, no later than twenty (20) days after the occurrence of an Insured Loss falling within the classification of Premises Damage during the last twelve (12) months of the term o(this Lease. 11 Lessee duty exercises such option during said twenty (20) day), period. Lessor shall, at Lessor's expense, repair such damage, but not Lessee's fixtures equipment or tenant improvements, as soon as reasonably possible and this Lease shall continue in full force and effect. If Lessee fails to exercise such option during said twenty (20) day period, then Lessor may at Lessor's option terminate and cancel this Lease as of the expiration of said twenty (20) day period, giving written notice to Lessee of Lessor's election to do so within ten (10) days after the expiration of said twenty (20) day period, notwithstanding any term or provision in the grant of option to the contrary.

      9.5 Abatement of Rent; Lessee's Remedies.

          (a) In the event Lessor repairs or restores the Building or Premises pursuant to the provisions of this paragraph 9. and any part of the Premises are not usable (including loss of use due to loss of access or essential services), the rent payable hereunder (including Lessee's Share of Operating Expense Increase) for the period during which such damage, repair or restoration continues shall be abated, provided (1) the damage was not the result of the negligence of Lessee, and (2) such abatement shall only be to the extent the operation and profitability of Lessee's business operated from the Premises is adversely affected. Except for said abatement of rent, it any, Lessee shall have no claim against Lessor for any damage suffered by reason of any such damage. destruction, repair or restoration,

          (b) If Lessor shall be obligated to repair or restore the Premises or the Building under the provisions of this Paragraph 9 and shall not commence such repair or restoration within ninety (90) days after such occurrence. or if Lessor shall not complete the restoration and repair within six (6) months after such occurrence, Lessee may, at Lessee's option cancel and terminate this Lease by giving Lessor written notice of Lessee's election to do so at any time prior to the commencement or completion, respectively of such repair or restoration. In such event this Lease shall terminate as of the date of such notice.

          (c) Lessee agrees to cooperate with Lessor in connection with any such restoration and repair, including but not limited to the approval and/or execution of plans and specifications required.

      9.6 Termination - Advance Payments. Upon termination of this Lease pursuant to this paragraph 9, an equitable adjustment shall be made concerning advance rent and any advance payments made by Lessee to Lessor. Lessor shall, in addition, return to Lessee so much of Lessee's security deposit as has not theretofore been applied by Lessor.

      9.7 Waiver. Lessor and Lessee waive the provisions of any statute which relate to termination of leases when leased property is destroyed and agree that such event shall be governed by the terms of this Lease.

  10.     Real Property Taxes.

      10.1 Payment of Taxes. Lessor shall pay the real property tax, as defined in paragraph 10.3 applicable to the Office Building Project subject to reimbursement by Lessee of Lessee's Share of such taxes in accordance with the provisions of paragraph 4.2. except as otherwise provided in paragraph 10.2.

      10.2 Additional Improvements. Lessee shall not be responsible for paying any increase in real property tax specified in the tax assessor's records and work sheets as being caused by additional improvements placed upon the Office Building Project by other lessees or by Lessor for the exclusive enjoyment of any other lessee. Lessee shall, however, pay to Lessor at the time that Operating Expenses are payable under paragraph 4.2(c) the entirety of any increase in real property tax if assessed solely by reason of additional improvements placed upon the Premises by Lessee or at Lessee's request.

      10.3 Definition of "Real Property Tax." As used herein, the term "real property tax" shall include any form of real estate tax or assessment, general, special, ordinary or extraordinary, and any license fee, commercial rental tax, improvement bond or bonds, levy or tax (other than inheritance, personal income or estate taxes) imposed on the Office Building Project or any portion thereof by any authority having the direct or indirect power to tax, including any city, county state, or federal government, or any school, agricultural, sanitary, fire, street, drainage or other improvement district power to tax, as against any legal or equitable interest of Lessor in the Office Building Project or in any portion thereof, as against Lessor's right to rent or other income therefrom, and as against Lessor's business of leasing the Office Building Project. The term "real property tax" shall also include any tax, fee, levy, assessment, or charge (i) in substitution of, partially or totally, any tax, fee, levy, assessment or charge hereinabove included within the definition of "real property tax" or (ii) the nature of which was hereinbefore included within the definition of "real property tax," or (iii) which is imposed for a service or right not charged prior to June 1, 1978, or if previously charged, has been increased since June 1, 1976, or (iv) which is imposed as a (result of a change hereinbefore included within the definition of real property tax by reason of such change of ownership, or (v) which is imposed by reason of this transaction, any modifications or changes hereto, or any transfers hereof.

      10.4 Joint Assessment If the improvements or property, the taxes for which are to be paid separately by Lessee under paragraph 10.2 or 10.5 are not separately assessed, Lessee's portion of that tax shall be equitably determined by Lessor from the respective valuations assigned in the assessor's work sheets or such other information (which may include the cost of construction) as may be reasonably available, Lessor's reasonable determination thereof, in good faith, shall be conclusive.

      10.5  Personal Property Taxes.

          (a) Lessee shall pay prior to delinquency all taxes assessed against and levied upon trade fixtures. furnishings. equipment and all other Personal property)- of Lessee contained in the Premises of elsewhere.

          (b) If any of Lessee's said personal property shall be assessed with Lessor's real property,. Lessee shall pay to Lessor the taxes attributable to Lessee within ten (10) days after receipt of a written statement setting forth the taxes applicable to Lessee's property.

  11.     Utilities.

      11.1 Services Provided by Lessor. Lessor shall provide heating, ventilation, air conditioning, and janitorial service as reasonably required, reasonable amounts of electricity for normal lighting and office machines, water for reasonable and normal drinking and lavatory use, and replacement light bulbs and/or fluorescent tubes and ballasts for standard overhead fixtures.

      11.2 Services Exclusive to Lessee. Lessee shall pay for all water. gas, heal, light. power. telephone and other utilities and services specially or exclusively supplied and/or metered exclusively, to the Premises or to Lessee. together with any taxes thereon. If any such services are not separately, metered to the Premises. Lessee shall pay, at Lessor's option. either Lessee's Share of a reasonable proportion to be determined by Lessor of all charges jointly metered with other Premises in the Building.

      11.3 Hours of Service. Said services and utilities shall be provided during generally, accepted business days and hours or such other days or hours
as may hereafter be set forth.   Utilities and services required at other times
shall be subject to advance request and reimbursement by Lessee to Lessor of the cost thereof.

      11.4 Excess Usage by Lessee. Lessee shall nor make connection to the utilities except by or through existing outlets and shall not install or use machinery or equipment in or about the Premises that uses excess water, lighting or power, or suffer or permit any act that causes extra burden upon the utilities or services, including but not limited to security services, over standard office usage for the Office Building Project Lessor shall require Lessee to reimburse Lessor for any excess expenses or costs that may arise out of a breach of this subparagraph by Lessee. Lessor may, in its sole discretion, install at Lessee's expense supplemental equipment and/or separate metering applicable to Lessee's excess usage or loading.

      11.5 Interruptions. There shall be no abatement of rent and Lessor shall not be liable in any respect whatsoever for the inadequacy, stoppage, interruption or discontinuance of any utility or service due to riot, strike, labor dispute, breakdown, accident, repair or other cause beyond Lessor's reasonable control or in cooperation with governmental request or directions.

  12. Assignment and Subletting.

      12.1 Lessor's Consent Required. Lessee shall not voluntarily or by operation of law, assign, transfer, mortgage, sublet, or otherwise transfer or encumber all or any part of Lessee's interest in the Lease or in the Premises, without Lessor's prior written consent, which Lessor shall not unreasonably withhold. Lessor shall respond to Lessee's request for consent hereunder in a timely manner and any attempted assignment, transfer, mortgage, encumbrance or subletting without such consent shall be void, and shall constitute a material default and breach of this Lease without the need for notice to Lessee under paragraph 13.1. "Transfer" within the meaning of this paragraph 12 shall include the transfer or transfers aggregating: (a) if Lessee is a Corporation, more than twenty-five percent (25%) of the voting stock of such corporation, or
(b) if Lessee is a Partnership, more than twenty-five percent (25%) of the profit and loss participation in such partnership.

      12.2 Lessee Affiliate. Notwithstanding the provisions of paragraph 12.1 hereof, Lessee may assign or sublet the Premises, or any portion thereof, without Lessor's consent, to any corporation which controls, is controlled by or is under common control with Lessee, or to any corporation resulting from the merger or consolidation with Lessee, or to any person or entity which acquires all the assets of Lessee as a going concern of the business that is being conducted on the Premises, all of which are referred to as "Lessee Affiliate"; provided that before such assignment shall be effective, (a) said assignee shall assume, in full, the obligations of Lessee under this Lease and (b) Lessor shall be given written notice of such assignment and assumption. Any such assignment shall not, in any way, affect or limit the liability at Lessee under the terms of this Lease even if after such assignment or subletting the terms of this Lease are materially changed or altered without the consent of Lessee, the consent of whom shall not be necessary.

      12.3  Terms and Conditions Applicable to Assignment and Subletting.

          (a) Regardless of Lessor's consent, no assignment or subletting shall release Lessee of Lessee's obligations hereunder or alter the primary liability of Lessee to pay the rent and other sums due Lessor hereunder including Lessee's Share of Operating Expense increase, and to perform all other obligations to be performed by Lessee hereunder.

          (b) Lessor may accept rent from any person other than Lessee pending approval or disapproval of such assignment.

          (c) Neither a delay in the approval or disapproval of such assignment or subletting, nor the acceptance of rent, shall constitute a waiver or estoppel of Lessor's right to exercise its remedies for the breach of any of the terms or conditions of this paragraph 12 or this Lease.

          (d) If Lessee's obligations under this Lease have been guaranteed by third parties, then an assignment or sublease, and Lessor's consent thereto, shall not be effective unless said guarantors give their written consent to such sublease and the terms thereof.

          (e) The consent by Lessor to any assignment or subletting shall not constitute a consent to any subsequent assignment or subletting by Lessee or to any subsequent or successive assignment or subletting by the sublessee. However, Lessor may consent to subsequent sublettings and assignments of the sublease or any amendments or modifications thereto without notifying Lessee or anyone else liable on the Lease or sublease and without obtaining their consent and such action shall not relieve such persons from liability under this Lease or said sublease: however, such persons shall not be responsible to the extent any such amendment or modification enlarges or increases the obligations of the Lessee or sublessee under this Lease or such sublease.

          (f) In the event of any default under this Lease, Lessor may proceed directly against Lessee, any guarantors or any one else responsible for the performance of this Lease, including the sublessee, without first exhausting Lessor's remedies against any other person or entity responsible therefor to Lessor, or any security held by Lessor or Lessee.

          (g) Lessor's written consent to any assignment or Subletting of the Premises by Lessee shall not constitute an acknowledgment that no default then exists under this Lease of the obligations to be performed by Lessee nor shall such consent be deemed a waiver of any then existing default, except as may be otherwise stated by Lessor at the time.

          (h) The discovery of the fact that any financial statement relied upon by Lessor in giving its consent to an assignment or subletting was materially false shall, at lessor's election, tender Lessor's said consent null and void

      12.4 Additional Terms and Conditions Applicable to Subletting. Regardless of Lessor's consent, the following terms and conditions shall apply to any subletting by Lessee of all or any part of the Premises and shall be deemed included in all subleases under this Lease whether or not expressly incorporated therein:

          (a) Lessee hereby assigns and transfers to Lessor all of Lessee's interest in all rentals and income arising from any sublease heretofore or hereafter made by Lessee, and Lessor may collect such rent and income and apply same toward Lessee's obligations under this Lease; provided, however, that until a default shall occur in the performance of Lessee's obligations under this Lease, Lessee may receive, collect and enjoy the rents accruing under such sublease. Lessor shall not, by reason of this or any other assignment of such sublease to Lessor nor, by reason of the collection of the rents from a sublessee, be deemed liable to the sublessee for any failure of Lessee to perform and comply with any of Lessee's obligations to such sublessee under such sublease, Lessee hereby irrevocably authorizes and directs any such sublessee, upon receipt of a written notice from Lessor stating that a default exists in the performance of Lessee's obligations under this Lease, to pay to Lessor the rents due and to become due under the sublease. Lessee agrees that such sublessee shall have the right to rely upon any such statement and request from Lessor, and that such sublessee shall pay such rents to Lessor without any obligation or right to inquire as to whether such default exists and notwithstanding any notice from or claim from Lessee to the contrary, Lessee shall have no right or claim against said sublessee or Lessor for any such rents so paid by said sublessee to Lessor.

          (b) No sublease entered into by Lessee shall be effective unless and until it has been approved in writing by Lessor. In entering into any sublease, Lessee shall use only such form of sublessee as is satisfactory to Lessor, and once approved by Lessor, such sublease shall not be changed or modified without Lessor's prior written consent. Any sublease shall, by reason of entering into a sublease under this Lease, be deemed, for the benefit of Lessor, to have assumed and agreed to conform and comply with each and every obligation herein to be performed by Lessee other than such obligations as are contrary to or inconsistent with provisions contained in a Sublease to which Lessor has expressly consented in writing.

          (c) In the event Lessee shall default in the performance of its obligations under this Lease, Lessor at its option and without any obligation to do so, may require any sublessee to attorn to Lessor, in which event Lessor shall undertake the obligations of Lessee under such sublease from the time of the exercise of said option to the termination of such sublease; provided, however, Lessor shall not be liable for any prepaid rents or security deposit paid by such sublessee to Lessee or for any other prior, defaults of Lessee under such sublease.

          (d) No sublessee shall further assign or sublet all or any part of the Premises without Lessor's prior written consent.

          (e) With respect to any subletting to which Lessor has consented, Lessor agrees to deliver a copy of any notice of default by Lessee to the sublessee. Such sublessee shall have the right to cure a default of Lessee within three (3) days after service of said notice of default upon such sublessee, and the sublessee shall have a right of reimbursement and offset from and against Lessee for any such defaults cured by the sublessee.

      12.5 Lessor's Expenses. In the event Lessee shall assign or sublet the Premises or request the consent of Lessor to any assignment or subletting or if Lessee shall request the consent of Lessor for any act Lessee proposes to do then Lessee shall pay Lessor's reasonable costs and expenses incurred in connection therewith), including attorneys: architects: engineers' or other consultants' fees ' *


* Either Lessor or Lessee can draft a sublease agreement which will be approved by both Lessor & Lessee.

      12.6 Conditions to Consent. Lessor reserves the right to condition any approval to assign or sublet upon Lessor's determination that (a) the proposed assignee or sublessee shall conduct a business on the Premises of a quality substantially equal to that of Lessee and consistent with the general character of the other occupants of the Office Building Project and not in violation of any exclusives or rights then held by other tenants, and (b) the proposed assignee or sublessee be at least as financially responsible as Lessee was expected to be at the time of the execution of this Lease or of such assignment or subletting, whichever is greater.

  13.     Default; Remedies.

      13.1 Default. The occurrence of any one or more of the following events shall constitute a material default of this Lease by Lessee:

          (a) The vacation or abandonment of the Premises by Lessee. Vacation of the Premises shall include the failure to occupy the Premises for a continuous period of sixty (60) days or more, whether or not the rent is paid.

          (b) The breach by Lessee of any of the covenants. conditions or provisions of paragraphs 7.3(a), (b) or (d) (alterations), 12.1 (assignment or subletting), 3.1(e) Vacation or abandonment), 13.1(e) (insolvency), 13.1(f) (false statement), 16(a) (estoppel certificate), 30(b) (subordination), 33 (auctions), or 41.1 (easements), all of which are hereby deemed to be material, non-curable defaults without the necessity of any notice by Lessor to Lessee thereof.

          (c) The failure by Lessee to make any payment of rent or any other payment required to be made by Lessee hereunder, as and when due, where such failure shall continue for a period of three (3) days after written notice thereof from Lessor to Lessee. In the event that Lessor serves Lessee with a Notice to Pay Rent or Quit pursuant to applicable Unlawful Detainer statutes such Notice to Pay Rent or Quit shall also constitute the notice required by this subparagraph.

          (d) The failure by Lessee to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Lessee other than those referenced in subparagraphs (b) and (c), above, where such failure shall continue for a period of thirty (30) days after written notice thereof from Lessor to Lessee: provided, however, that if the nature of Lessee's noncompliance is such that more than thirty (30) days are reasonably required for its cure, then Lessee shall not be deemed to be in default if Lessee commences such cure within said thirty (30) day period and thereafter diligently pursues such cure to completion. To the extent permitted by law, such thirty
(30) day notice shall constitute the sole and exclusive notice required to be given to Lessee under applicable Unlawful Defamer statutes.

          (e) (I) The making by Lessee of any general arrangement or general assignment for the benefit of creditors; (ii) Lessee becoming a "debtor" as defined in 11 U.S.C. (S)101 of any successor statute thereto (unless, in the case of a petition tried against Lessee, the same is dismissed within sixty (60) days: (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within thirty
(30) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within thirty (30) days. In the event that any provision of this paragraph 13.1(e) is contrary to any applicable law, such provision shall be of no force or effect.

          (f) The discovery by Lessor that any financial statement given to Lessor by Lessee, or its successor in interest or by any guarantor of Lessee's obligation hereunder, was materially false.

      13.2 Remedies. In the event of any material default or breach of this Lease by Lessee, Lessor may at any time thereafter, with or without notice or demand and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such default:

          (a) Terminate Lessee's right to possession of the Premises by any lawful means. In which case this Lease and the term hereof shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor. In such event Lessor shall be entitled to recover from Lessee all damages incurred by Lessor by reason of Lessee's default including. but not limited to, the cost of recovering possession of the Premises; expenses of retailing, including necessary renovation and alteration of the Premises. reasonable attorneys' fees, and any real estate commission actually paid; the worth at the time of award by the court having jurisdiction thereof of the amount by which the unpaid tent for the balance of the term after the time of such award exceeds the amount of such rental loss for the same period that Lessee proves could be reasonably avoided: that portion of the leasing commission paid by Lessor pursuant to paragraph 15 applicable to the unexpired term of this Lease.

          (b) Maintain Lessee's right to possession in which case this Lease shall continue In effect whether or not Lessee shall have vacated or abandoned the Premises. In such event Lessor shall be entitled to enforce all of Lessor's rights and remedies under this Lease. Including the right to recover the rent as It becomes due hereunder.

          (c) Pursue any other remedy now or hereafter available to Lessor under the laws or judicial decisions of the state wherein the Promises are located. Unpaid installments of rent and other unpaid monetary obligations of Lessee under the terms of this Lease shall beat interest from the date due at the maximum rate then allowable by law.

      13.3 Default by Lessor. Lessor shall not be in default unless Lessor fails to perform obligations required of Lessor within a reasonable time, but In no event later than thirty (30) days after written notice by Lessee to Lessor and to the holder of any first mortgage or deed of trust covering the Promises whose name and address shall have theretofore been furnished to Lessee in writing, specifying wherein Lessor has failed to perform such obligation; provided, however, that if the nature of Lessor's obligation is such that more than thirty (30) days are required for performance then Lessor shall not be in default if Lessor commences performance within such 30-day period and thereafter diligently pursues the same to completion.

      13.4 Late Charges. Lessee hereby acknowledges that late payment by Lessee to Lessor of Base Rent. Lessee's Share of Operating Expense Increase or other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease. the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to. processing and accounting charges, and late charges which may be Imposed on Lessor by the terms of any mortgage or trust deed covering the Office Building Project. Accordingly, it any Installment of Base Rent, Operating Expense Increase. or any other sum due from Lessee shall not be received by Lessor or Lessor's designee within ten (10) days after such amount shall be due, then, without any requirement lot notice to Lessee, Lessee shall pay to Lessor a late charge equal to 6% of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will Incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's default with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder.

  14. Condemnation. If the Premises or any portion thereof or the Office Building Project are taken under the power of eminent domain, or sold under the threat of the exercise of said power (all of which are herein called "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title of possession, whichever first occurs: provided that if so much of the Premises or the Office Building Project are taken by, such condemnation as would substantially and adversely affect the operation and profitability of Lessee's business conducted from the Premises. Lessee shall have the option, to be exercised only in writing within thirty (30) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within thirty (30) days after the condemning authority shall have taken possession). to terminate this Lease as of the date the condemning authority lakes such possession. 11 Lessee does not terminate this Lease in accordance with the foregoing. this Lease shall remain in full force and effect as to the portion of the Premises remaining. except that the rent and Lessee's Share of Operating Expense Increase shall be reduced in the proportion that the floor area of the Premises taken bears to the total floor area of the Premises. Common Areas taken shall be excluded from the Common Areas usable by Lessee and no reduction of rent shall occur with respect thereto or by reason thereof. Lessor shall have the option in its sole discretion to terminate this Lease as of the taking of possession by the condemning authority, by giving written notice to Lessee of such election within thirty 130) days after receipt o' notice of a taking by condemnation of any part of the Premises or the Office Building Project. Any award for the taking of all or any part of the Premises or the Office Building Project under the power of eminent domain or any payment made under threat e the exercise of such power shall be the Property), of Lessor. whether such award shall be trade as compensation for diminution in value of the leasehold or for the taking of the lee. or as severance damages: provided. however. that Lessee shall be entitled to any separate award for loss of or damage to Lessee's trade fixtures. removable personal property and unamortized tenant improvements that have been paid for by Lessee. For that purpose the cost of such improvements shall be amortized over the original term of this Lease excluding any options. In the event that this Lease is not terminated by reason of such condemnation. Lessor shall to the extent of severance damages received by Lessor in connection with such condemnation.. repair any damage to the Premises caused by, such condemnation except to the extent 11 that Lessee has been reimbursed therefor by the condemning authority. Lessee shall pay any amount in excess of such severance damages required to complete such repair.

  15. Broker's Fee.

      (a) The brokers involved in this transaction are N/A as "listing broker"
                                                       ---
and N/A as cooperating broker," (licensed real estate brokers). A "cooperating
    ---
broker" is defined as any broker other than the listing broker entitled to a share of any commission arising under this Lease. Upon execution of this Lease by both parties. Lessor shall pay, to said brokers jointly, or in such separate shares as they may mutually designated in writing, a fee as set forth in a separate agreement between Lessor and said broker(s), or in the event there is
         ---------
no separate agreement between Lessor and said broker(s), the sum of $ N/A for
                                                                      ---
brokerage services rendered by said broker(s) to Lessor in this transaction.

      (b) Lessor further agrees that (i) if Lessee exercises any Option. as defined in paragraph 39.1 of this Lease, which Is granted to Lessee under this Lease. or any subsequently granted option which is substantially, similar to an Option granted to Lessee under this Lease, or (ii) if Lessee acquires any rights to the Premises of other premises described in this Lease which are substantially, similar to what Lessee would have acquired had an Option herein granted to Lessee been exercised. or (iii) if Lessee remains in possession of the Premises after the expiration of the term of this Lease after having failed to exercise an Option. or (iv) if said broker(s) are the procuring cause of any other lease or sale entered into between the parties pertaining to the Premises and/or an), adjacent property in which Lessor has an interest, of (v) If the Base Rent is increased, whether by agreement or operation of an escalation clause contained herein, then as to any, of said transactions or rent increases, Lessor shall pay said brokers a fee in accordance with the schedule of said brokers) in effect at the time of execution of this Lease. Said fee shall be paid at the time such increased rental is determined.

      (c) Lessor agrees to pay said fee not only, on behalf of Lessor but also on behalf of any person. corporation, association. or other entity having an ownership interest in said real property, or any part thereof, when such fee is due hereunder. Any transferee of Lessor's interest in this Lease, whether such transfer is by agreement or by operation of laws, shall be deemed to have assumed Lessor's obligation under this paragraph 15. Each listing and cooperating broker shall be a third Party beneficiary of the provisions of this paragraph 15 to the extent of their interest in any commission arising under this Lease and may enforce that right directly against Lessor; provided, however, that all brokers having a right to any part of such total commission shall be a necessary party to any suit with respect thereto.

      (d) Lessee and Lessor each represent and warrant to the other that neither has had any dealings with any person, firm, broker or finder other than the person(s), if any, whose names are set forth in paragraph 15(a), above in connection with the negotiation of this Lease and/or the consummation of the transaction Contemplated hereby,. and no other broker or other person, firm or entity is entitled to any commission of finder's fee in connection with said transaction and Lessee and Lessor do each hereby indemnify and hold the other harmless from and against any costs, expenses, attorneys' fees or liability for compensation or charges which may be claimed by any such unnamed broker, finder or other similar party by reason of any dealings or actions of the indemnifying party.

  16.     Estoppel Certificate.

      (a) Each party as "responding party") shall at any time upon not less than ten (10) days' prior written notice from the other party ("requesting party") execute, acknowledge and deliver to the requesting party, a statement in writing
(i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease. as so modified. is in full force and effect) and the date to which the rent and other charges are paid in advance, if any, and (ii) acknowledging that there are not, to the responding party's knowledge, any uncured defaults on the part of the requesting party, or specifying such defaults if any are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Office Building Project or of the business of Lessee.

      (b) At the requesting party's option, the failure to deliver such statement within such time shall be a material default of this Lease by the party who is to respond. without any further notice to such party, or it shall be conclusive upon such party that (i) this Lease is in full force and effect, without modification except as may be represented by the requesting party, (ii) there are no uncured defaults in the requesting party's performance, and (iii) if Lessor is the requesting party, not more than one month's rent has been paid in advance.

      (c) If Lessor desires to finance, refinance, or sell the Office Building Project, or any part thereof, Lessee hereby agrees to deliver to any lender or purchaser designated by Lessor such financial statements of Lessee as may be reasonably required by such lender or purchaser. Such statements shall include the past three (3) years' financial statements of Lessee. All such financial statements shall be received by Lessor and such lender of purchaser in confidence and shall be used only for the purposes herein set forth.

  17. Lessor's Liability. The term "Lessor" as used herein shall mean only the owner or owners, at the time in question, of the fee title or a lessee's interest in a ground lease of the Office Building Project, and except as expressly provided in paragraph 15. In the event of any transfer of such title or interest, Lessor herein named (and in case of any subsequent transfers then the grantor) shall be relieved from and after the date of such transfer of all liability as respects Lessor's obligations thereafter to be performed, provided that any funds in the hands of Lessor of the then grantor at the time of such transfer, in which Lessee has an interest, shall be delivered to the grantee. The obligations contained in this Lease to be performed by Lessor shall, subject as aforesaid, be binding on Lessor's successors and assigns, only during their respective periods of ownership.

  18. Severability. The invalidity of any provision of this Lease as determined by a court of competent jurisdiction shall In no way affect the validity of any other provision hereof.

  19. Interest on Past-due Obligations. Except as expressly herein provided, any amount due to Lessor not paid when due shall bear Interest at the maximum rate then allowable by law or judgments from the date due. Payment of such interest shall not excuse or cure any default by Lessee under this Lease: provided, however, that interest shall not be payable on late charges incurred by Lessee nor on any amounts upon which late charges are paid by Lessee.

  20. Time of Essence. Time is of the essence with respect to the obligations to be performed under this Lease.

  21. Additional Rent. All monetary obligations of Lessee to Lessor under the terms of this Lease, including but not limited to Lessee's Share of Operating Expense Increase and any other expenses payable by Lessee hereunder shall be deemed to be rent.

  22. Incorporation of Prior Agreements; Amendments. This Lease contains all agreements of the parties with respect to any matter mentioned herein. No prior or contemporaneous agreement or understanding pertaining to any such mailer shall be effective. This Lease may be modified In writing only, signed by the parties in interest at the time of the modification. Except as otherwise stated in this Lease, Lessee hereby acknowledges that neither the real estate broker listed in paragraph 15 hereof nor any cooperating broker on this transaction nor the Lessor or any employee or agents of any of said persons has made any oral or written warranties or representations to Lessee relative to the condition or use by Lessee of the Premises or the Office Building Project and Lessee acknowledges that Lessee assumes all responsibility regarding the Occupational Safety Health Act. the legal use and adaptability of the Premises and the compliance [hereof with all applicable laws and regulations In effect during the term of this Lease.

  23. Notices. Any notice required or permitted to be given hereunder shall be in writing and may be given by personal delivery or by certified or registered mail, and shall be deemed sufficiently given if delivered or addressed to Lessee or to Lessor at the address noted below or adjacent to the signature of the respective parties, as the case may be. Mailed notices shall be deemed given upon actual receipt at the address required, or forty-eight hours following deposit in the mail, postage prepaid, whichever first occurs. Either party may by notice to the other specify a different address for notice purposes except that upon Lessee's taking possession of the Premises, the Premises shall constitute Lessee's address lot notice purposes. A copy of all notices required or permitted to be given to Lessor hereunder shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate by notice to Lessee.

  24. Waivers. No waiver by Lessor of any provision hereto shall be deemed a waiver of any other provision hereof or of any subsequent breach by Lessee of the same or any other provision. Lessor's consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of Lessor's consent to or approval of any subsequent act by Lessee. The acceptance of rent hereunder by Lessor shall not be a waiver of any preceding breach by Lessee of any provision hereof, other than the failure of Lessee to pay the particular rent so accepted, regardless of Lessor's knowledge of such preceding breach at the time of acceptance of such rent.

  25. Recording. Either Lessor or Lessee shall, upon request of the other, execute, acknowledge and deliver to the other a "short form" memorandum of this Lease for recording purposes.

  26. Holding Over. If Lessee, with Lessor's consent, remains in possession of the Premises or any part thereof after the expiration of the term hereof, such occupancy shall be a tenancy from month to month upon all the provisions of this Lease pertaining to the obligations of Lessee, except that the rent payable shall be two hundred percent (200%) of the rent payable immediately preceding the termination date of this Lease, and all Options, if any, granted under the terms of this Lease shall be deemed terminated and be of no further effect during said month to month tenancy.

  27. Cumulative Remedies. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law of in equity.

  28. Covenants and Conditions. Each provision of this Lease performable by Lessee shall be deemed both a covenant and a condition.

  29. Binding Effect; Choice of Law. Subject to any provisions hereof restricting assignment or subletting by Lessee and subject to the provisions of paragraph 17, this Lease shall bind the parties, their personal representatives, successors and assigns. This Lease shall be governed by the laws of the State where the Office Building Project is located and any litigation concerning this Lease between the parties hereto shall be Initialed in the county in which the Office Building Project is located.

  30. Subordination.

      (a) This Lease, and any Option or right of first refusal granted hereby, at Lessor's option, shall be subordinate to any ground lease, mortgage, deed of trust, or any other hypothecation or security now or hereafter placed upon the Office Building Project and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof. Notwithstanding such subordination, Lessee's right to quiet possession of the Premises shall not be disturbed if Lessee is not in default and so long as Lessee shall pay the rent and observe and perform all of the provisions of this Lease, unless this Lease is otherwise terminated pursuant to its terms. If any mortgagee, trustee or ground lessor shall elect to have this Lease and any Options granted hereby prior to the lien of its mortgage, deed of trust or ground lease, and shall give written notice thereof to Lessee, this Lease and such Options shall be deemed prior to such mortgage, deed of trust or ground lease, whether this Lease or such Options are dated prior or subsequent to the date of said mortgage, deed of trust or ground lease or the date of recording thereof,

      (b) Lessee agrees to execute any documents required to effectuate an allotment, a subordination, or to make this Lease or any Option granted herein prior to the lien of any mortgage, deed of trust or ground lease, as the case may be. Lessee's failure to execute such documents within ten (10) days after written demand shall constitute a material default by Lessee hereunder without further notice to Lessee or, at Lessor's option. Lessor shall execute such documents on behalf of Lessee as Lessee's attorney-in-fact. Lessee does hereby make, constitute and irrevocably appoint Lessor as Lessee's attorney-in-fact and in Lessee's name, place and stead, to execute such documents in accordance with this paragraph 30(b).

  31.  Attorneys' Fees.

      31.1 If either party or the broker(s) named herein bring an action to enforce the terms hereof or declare rights hereunder, the prevailing party in any such action, trial or appeal thereon, shall be entitled to his reasonable attorneys' fees to be paid by the losing party as fixed by the court in the same or a separate suit, and whether or not such action Is pursued to decision or judgment. The provisions of this paragraph shall Inure to the benefit of the broker named herein who seeks to enforce a right hereunder.

      31.2 The attorneys' fee award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorneys' fees reasonably incurred in good faith.

      31.3 Lessor shall be entitled to reasonable attorneys' fees and all other costs and expenses incurred in the preparation and service of notice of default and consultations in connection therewith, whether or not a legal transaction is subsequently commenced in connection with such default.

  32. Lessor's Access.

      32.1 Lessor and Lessor's agents shall have the right to enter the Premises at reasonable times for the purpose of inspecting the same, performing any services required of Lessor, showing the same to prospective purchasers, lenders, or lessees, taking such safety measures, erecting such scaffolding or other necessary structures, making such alterations, repairs, improvements or additions to the Premises or to the Office Building Project as Lessor may reasonably deem necessary or desirable and then erecting, using and maintaining of utilities, services, pipes and conduits through the Premises and/or other Premises as long as there is no material adverse effect to Lessee's use of the Premises. Lessor may at any time place on or about the Premises or the Building any ordinary "For Sale" signs and Lessor may at any time during the last 120 days of the term hereof place on or about the Premises any ordinary "For Lease" signs.

      32.2 All activities of Lessor pursuant to this paragraph shall be without abatement of rent, nor shall Lessor have any liability to Lessee for the same.

      32.3 Lessor shall have the right to retain keys to the Premises and to unlock all doors in or upon the Premises other than to files, vaults and sales, and in the case of emergency to enter the Premises by any reasonably appropriate means, and any such entry shall not be deemed a forceable of unlawful entry or detainer of the Premises or an eviction. Lessee waives any charges for damages or injuries or interference with Lessee's property or business in connection therewith.

  33. Auctions. Lessee shall not conduct, not permit to be conducted, either voluntarily or involuntarily, any auction upon the Premises or the Common Areas without first having obtained Lessor's prior written consent. Notwithstanding anything to the contrary in this Lease, Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to grant such consent. The holding of any auction on the Premises of Common Areas in violation of this paragraph shall constitute a material default of this Lease.

  34. Signs. Lessee shall not place any sign upon the Premises or the Office Building Project without Lessor's prior written consent. Under no circumstances shall Lessee place a sign on any roof of the Office Building Project.

  35. Merger. The voluntary or other surrender of this Lease by Lessee, or a mutual cancellation thereof, or a termination by Lessor, shall not work a merger, and shall, at the option of Lessor, terminate all or any existing subtenancies or may, at the option of Lessor, operate as an assignment to Lessor of any or all of such subtenancies.

  36. Consents. Except for paragraphs 33 (auctions) and 34 (signs) hereof, wherever in this Lease the consent of one party is required to an act of the other party such consent shall not be unreasonably withheld or delayed.

  37. Guarantor. In the event that there is a guarantor of this Lease, said guarantor shall have the same obligations as Lessee under this Lease.

  38. Quiet Possession. Upon Lessee paying the rent for the Premises and observing and performing all of the covenants, conditions and provisions of Lessee's part to be observed and performed hereunder, Lessee shall have quiet possession of the Premises for the entire term hereof subject to all of the provisions of this Lease. The individuals executing this Lease on behalf of Lessor represent and warrant to Lessee that they are fully authorized and legally capable of executing this Lease on behalf of Lessor and that such execution is binding upon all parties holding an ownership interest in the Office Building Project.

  39. Options.

      39.1 Definition. As used In this paragraph the word "Option" has the following meaning: (1) the right or option to extend the term of this Lease of to renew this Lease or to extend or renew any lease that Lessee has on other property of Lessor; (2) the option of right of first refusal to lease the Premises or the right of first offer to lease the Premises or the right of first refusal to lease other space within the Office Building Project or other property of Lessor or the right of first offer to lease other space within the Office Building Project or other property of Lessor; (3) the right or option to purchase the Premises or the Office Building Project, or the right of first refusal to purchase the Premises or the Office Building Project or the right of first offer to purchase the Premises or the Office Building Project, or the right or option to purchase other property of Lessor, or the right of first refusal to purchase other property of Lessor or the right of first offer to purchase other property of Lessor.

      39.2 Options Personal. Each Option granted to Lessee In this Lease is personal to the original Lessee and may be exercised only by the original Lessee while occupying the Premises who does so without the intent of thereafter assigning this Lease or subletting the Premises or any portion thereof, and may not be exercised or be assigned, voluntarily or involuntarily, by or to any person or entity other than Lessee; provided. however, that an Option may be exercised by or assigned to any Lessee Affiliate as defined in paragraph 12.2 of this Lease. The Options, If any, herein granted to Lessee are not assignable separate and apart from this Lease, nor may any Option be separated from this Lease in any manner, either by reservation or otherwise.

      39.3 Multiple Options. In the event that Lessee has any multiple options to extend or renew this Lease a later option cannot be exercised unless the prior option to extend or renew this Lease has been so exercised.

      39.4  Effect of Default on Options.

          (a) Lessee shall have no right to exercise an Option, notwithstanding any provision in the grant of Option to the contrary, (i) during the time commencing from the date Lessor gives to Lessee a notice of default pursuant to paragraph 13.1(c) or 13.1(d) and continuing until the noncompliance alleged in said notice of default is cured, or (ii) during the period of time commencing on the day after a monetary obligation to Lessor is due from Lessee and unpaid (without any necessity for notice thereof to Lessee) and continuing until the obligation is paid, or (iii) in the event that Lessor has given to Lessee three or more notices of default under paragraph 13.1(c), or Paragraph 13.1(d), whether or not the defaults are cured, during the 12 month period of time immediately prior to the time that Lessee attempts to exercise the subject Option, (iv) if Lessee has committed any non-curable breach, including without limitation those described in paragraph 13.1(b), or is otherwise in default of any of the terms, covenants or conditions of this Lease.

          (b) The period of time within which an Option may be exercised shall not be extended or enlarged by reason of Lessee's inability to exercise an Option because of the provisions of paragraph 39.4(a).

          (c) All rights of Lessee under the provisions of an Option shall terminate and be of no further force or effect, notwithstanding Lessee's due and timely exercise of the Option. If, after such exercise and during the term of this Lease, (i) Lessee fails to pay to Lessor a monetary obligation to Lessee for a period of thirty (30) days after such obligation becomes due (without any necessity, of Lessor to give notice thereof to Lessee), or (ii) Lessee fails to commence to cure a default specified in Paragraph 13.1(d) within thirty (30) days after the date that Lessor gives notice to Lessee of such default and/or Lessee fails thereafter to diligently prosecute said cure to completion, or
(iii) Lessor gives to Lessee three or more notices of default under paragraph 13.1(c), or paragraph 13.1(d) , whether or not the defaults are cured, or (iv) if Lessee has committed any non-curable breach including without limitation those described in paragraph 13.1(b), or is otherwise in default of any of the terms, covenants and conditions of this Lease.

  40. Security Measures - Lessor's Reservations.

      40.1 Lessee hereby acknowledges that Lessor shall have no obligation whatsoever to provide guard service or other security measures for the benefit of the Premises or the Office Building Project. Lessee assumes all responsibility for the protection of Lessee, its agents, and invitees and the property of Lessee and of Lessee's agents and invitees from acts of third parties. Nothing herein contained shall prevent Lessor, at Lessor's sole option, from providing security protection for the Office Building Project or any part thereof, in which event the cost thereof shall be included within the definition of Operating Expenses, as set forth in paragraph 4.2(b).

      40.2  Lessor shall have the following rights:

          (a) To change the name, address or title of the Office Building Project or building in which the Premises are located upon not less than 90 days prior written notice

          (b) To, at Lessee's expense, provide and install Building standard graphics on the door of the Premises and such portions of the Common Areas as Lessor shall reasonably deem appropriate:

          (c) To permit any lessee the exclusive right to conduct any business as long as such exclusive does not conflict with any rights expressly given herein;

          (d) To place such signs, notices or displays as Lessor reasonably deems necessary or advisable upon the roof, exterior of the buildings or the Office Building Project or on pole signs in the Common Areas:

      40.3  Lessee shall not:

          (a) Use a representation (photographic or otherwise) of the Building or the Office Building Project or their name(s) in connection with Lessee' business:

          (b) Suffer or permit anyone, except in emergency, to go upon the roof of the Building.

  41. Easements.

      41.1 Lessor reserves to itself the right, from time to time, to grant such easements, rights and dedications that Lessor deems necessary or desirable and to cause the recordation of Parcel Maps and restrictions, so long as such easements, rights, dedications, Maps and restrictions do not unreasonably interfere with the use of the Premises by Lessee. Lessee shall sign any of the aforementioned documents upon request of Lessor and failure to do so shall constitute a material default of this Lease by Lessee without the need for further notice to Lessee.

      41.2 The obstruction of Lessee's view, air, or light by any structure erected in the vicinity of the Building, whether by Lessor or third parties, shall, in no way affect this Lease or impose any liability upon Lessor.

  42. Performance Under Protest. If at any time a dispute shall arise as to any amount or sum of money to be paid by one party to the other under the provisions hereof, the party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment, and there shall survive the right on the part of said party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said party to pay such sum or any part thereof, said party shall be entitled to recover such sum or so much thereof as it was not legally required to pay under the provisions of this Lease.

  43. Authority. If Lessee is a corporation, trust, or general or limited partnership. Lessee, and each individual executing this Lease on behalf of such entity represent and warrant that such individual is duly authorized to execute and deliver this Lease on behalf of said entity. If Lessee is a corporation, trust, or partnership, Lessee shall, within thirty (30) days after execution of this Lease, deliver to Lessor evidence of such authority satisfactory to Lessor.

  44. Conflict. Any conflict between the printed provisions, Exhibits or Addenda of this Lease and the typewritten or handwritten provisions, if any, shall be controlled by the typewritten or handwritten provisions.

  45. No Offer. Preparation of this Lease by Lessor or Lessor's agent and submission of some to Lessee shall not be deemed an offer to Lessee to lease. This Lease shall become binding upon Lessor and Lessee only when fully executed by both parties.

  46. Lender Modification. Lessee agrees to make such reasonable modifications to this Lease as may be reasonably required by an institutional lender in connection with the obtaining of normal financing or refinancing of the Office Building Project.

  47. Multiple Parties. If more then one person or entity is named as either Lessor or Lessee herein, except as otherwise expressly provided herein, obligations of the Lessor or Lessee herein shall be the joint and several responsibility of all persons or entities named herein as such Lessor or Lessee, respectively.

  48. Work Letter. This Lease Is supplemented by that certain Work Letter of even date executed by Lessor and Lessee, attached hereto as Exhibit C and incorporated herein by this reference.

  49. Attachments. Attached hereto are the following documents which constitute a part of this Lease

      1.  Second Addendum to Standard Office Lease
      2.  Exhibit A
      3.  Exhibit A-1
      4.  Exhibit B
      5.  Exhibit C

      LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN AND, BY EXECUTION OF THIS LEASE, SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

      IF THIS LEASE HAS BEEN FILLED IN IT HAS BEEN PREPARED FOR SUBMISSION TO YOUR ATTORNEY FOR HIS APPROVAL. NO REPRESENTATION ON RECOMMENDATION IS MADE BY THE AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION OR BY THE REAL ESTATE BROKER OR ITS AGENTS OR EMPLOYEES AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTION RELATING THERETO: THE PARTIES SHALL RELY SOLELY UPON THE ADVICE OF THEIR OWN LEGAL COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS LEASE.

      LESSOR                                                 LESSEE

Copperfield Investment &                      Clinimetrics Research Associates
   Development Company                             Inc., a Ca Corporation

by                                            by
      its                                    its

Executed at                           Executed at

on                                    on

Address                               Address

                           RULES AND REGULATIONS FOR
                             STANDARD OFFICE LEASE



Dated:__September 16, 1996
By and Between Copperfield Investment & Development Company & Clinimetrics Research Associates Inc., a Ca Corporation

                                 GENERAL RULES

  1. Lessee shall not suffer or permit the obstruction of any Common Areas, including driveways, walkways and stairways.

  2. Lessor reserves the right to refuse access to any persons Lessor in good faith judges to be a threat to the safety, reputation, or property of the Office Building Project and its occupants.

  3. Lessee shall not make or permit any noise or odors that annoy or interfere with other lessees or persons having business within the Office Building Project.

  4. Lessee shall not keep animals or birds within the Office Building Project, and shall not bring bicycles, motorcycles or other vehicles into areas not designated as authorized for same.

  5. Lessee shall not make, suffer or permit litter except in appropriate receptacles for that purpose.

  6. Lessee shall not alter any lock or install new or additional locks or bolls.

  7. Lessee shall be responsible for the inappropriate use of any toilet rooms, plumbing or other utilities. No foreign substances of any kind are to be Inserted therein.

  8. Lessee shall not deface the walls, partitions or other surfaces of the premises or Office Building Project.

  9. Lessee shall not suffer or permit any thing in or around the Premises or Building that causes excessive vibration or floor loading in any part of the Office Building Project.

  10. Furniture, significant freight and equipment shall be moved into or out of the building only with the Lessor's knowledge and consent and subject to such reasonable limitations, techniques and timing, as may be designated by Lessor. Lessee shall be responsible for any damage to the Office Building Project arising from any such activity.

  11. Lessee shall not employ any service or contractor for services or work to be performed in the Building, except as approved by Lessor.

  12. Lessor reserves the right to close and lock the Building on Saturdays, Sundays and legal holidays, and on other days between the hours of __ P.M. and
__ A.M. of the following day. If Lessee uses the Premises during such periods, Lessee shall be responsible for securely locking any doors it may have opened for entry.

  13. Lessee shall return all keys at the termination of its tenancy and shall be responsible for the cost of replacing any keys that are lost.

  14. No window coverings. shades or awnings shall be installed or used by Lessee.

  15. No Lessee, employee or invitee shall go upon the roof of the Building.

  16. Lessee shall not suffer or permit smoking or carrying of lighted cigars or cigarettes in areas reasonably designated by Lessor or by applicable governmental agencies as non-smoking areas.

  17. Lessee shall not use any method of heating or air conditioning other than as provided by Lessor.

  18. Lessee shall not install, maintain or operate any vending machines upon the Premises without Lessor's written consent.

  19. The Premises shall not be used for lodging or manufacturing, cooking or food preparation.

  20. Lessee shall comply with all safety, fire protection and evacuation regulations established by Lessor or any applicable governmental agency.

  21. Lessor reserves the right to waive any one of these rules or regulations. and/or as to any particular Lessee, and any such waiver shall not constitute a waiver of any other rule or regulation or any subsequent application thereof to such Lessee.

  22. Lessee assumes all risks from theft or vandalism and agrees to keep its Premises locked as may be required.

  23. Lessor reserves the right to make such other reasonable rules and regulations as it may from time to time deem necessary for the appropriate operation and safety of the Office Building Project and its occupants. Lessee agrees to abide by these and such rules and regulations.

                                 PARKING RULES

  1. Parking areas shall be used only for parking by vehicles no longer than full size, passenger automobiles herein called "Permitted Size Vehicles." Vehicles other than Permitted Size Vehicles are herein referred to as "Oversized Vehicles"

  2. Lessee shall not permit or allow any vehicles that belong to or are controlled by Lessee or Lessee's employees, suppliers, shippers, customers, or Invitees to be loaded, unloaded, or parked in areas other than those designated by Lessor for such activities.

  3. Parking stickers or Identification devices shall be the property of Lessor and be returned to Lessor by the holder thereof upon termination of the holder's parking privileges. Lessee will pay such replacement charge as is reasonably established by Lessor for the loss of such devices.

  4. Lessor reserves the right to refuse the sale of monthly identification devices to any person or entity that willfully refuses to comply with the applicable rules, regulations, laws and/or agreements.

  5. Lessor reserves the right to relocate all or a part of parking spaces from floor to floor, within one floor, and/or to reasonably adjacent offsite location(s), and to reasonably allocate them between compact and standard size spaces, as long as the same compiles with applicable laws, ordinances and regulations.

  6. Users of the parking area will obey all posted signs and park only in the areas designated for vehicle parking.

  7. Unless otherwise instructed, every person using the parking area is required to park and lock his own vehicle. Lessor will not be responsible for any damage to vehicles, injury to persons or loss of property, all of which risks are assumed by the party using the parking area.

  8. Validation, if established, will be permissible only by such method or methods as Lessor and/or its licensee may establish at rates generally applicable to visitor parking.

  9. The maintenance, washing. waxing or cleaning of vehicles in the parking structure or Common Areas is prohibited.

  10. Lessee shall be responsible for seeing that all of its employees, agents and invitees comply with the applicable parking rules, regulations, laws and agreements.

  11. Lessor reserves the right to modify these rules and/or adopt such other reasonable and nondiscriminatory rules and regulations as It may deem necessary for the proper operation of the parking area.

  12. Such parking use as is herein provided is intended merely as a license only and no bailment is intended or shall be created hereby.

                      WORK LETTER TO STANDARD OFFICE LEASE

DATED:  September 16, 1996

BY AND BETWEEN:     Copperfield Investment & Development Company & Clinimetrics
Research Associates, Inc.

The Premises shall be constructed in accordance with Lessor's Standard Improvements, as follows:

  1.  PARTITIONS

          As outlined on Exhibit A-1

  2.  WALL SURFACES

          As outlined on Exhibit A-1
          Lessor to paint office areas indicated, Lessee to wallpaper walls as indicated.

  3.  DRAPERIES

          To be replaced

  4.  CARPETING

          To be replaced, Landlord to provide Tenant with an allowance of $10.95 per yard, any amount over that will be the responsibility of Tenant.

  5.  DOORS

          As outlined on Exhibit A-1

  6.  ELECTRICAL AND TELEPHONE OUTLETS

          As outlined on Exhibit A-1, any additional work will be at the expense of the Lessee

  7.  CEILING

          As outlined on Exhibit A-1

  8.  LIGHTING

          As outlined on Exhibit A-1

  9.  HEATING AND AIR CONDITIONING DUCTS

          As outlined on Exhibit A-1

  10. SOUND PROOFING

          N/A

  11. PLUMBING

          As outlined on Exhibit A-1

  12. ENTRANCE DOOR*

          As outlined on Exhibit A-1

  13. COMPLETION OF IMPROVEMENTS

          Lessor shall construct and complete improvements to the Premises in accordance with the plans and specifications prepared by Patricia Marconi of Marconi Design, dated 8/1/96 consisting of sheets1, (the "Improvements")

  14.  PREPARATION OF PLANS AND SPECIFICATION

          Within ___ days after the date of this Lease, Lessor shall prepare at its cost and deliver to Lessee for its approval ____________________ copies of preliminary plans and specifications for the completion of the improvements, which plans and specifications shall itemize the work to be done by each party, including a cost estimate of any work required of Lessor in excess of Lessor's Standard Improvements. Lessee shall approve said preliminary plans and specifications and preliminary cost estimate or specify with particularity its objection thereto within ____ days following receipt thereof. Failure to so approve or disapprove within said period of time shall constitute approval thereof. If Lessee shall reject said preliminary plans and specifications either partially or totally, and they cannot in good faith be modified within ten (10) days after such rejection to be acceptable to Lessor and Lessee, this Lease shall terminate and neither party shall thereafter be obligated to the other party for any reason whatsoever having to do with this Lease, except that Lessee shall be refunded any security deposit or prepaid rent. The plans and specifications, when approved by Lessee, shall supersede any prior agreement concerning the Improvements.

  15.  CONSTRUCTION

          If Lessor's cost of constructing the improvements to the Premises exceeds the cost of Lessor's Standard Improvements, Lessee shall pay to Lessor in cash before the commencement of such construction a sum equal to such excess.

          If the final plans and specifications are approved by Lessor and Lessee, and Lessee pays Lessor for such excess, then Lessor shall, at its sole cost and expense, construct the improvements in accordance with said approved final plans and specifications and all applicable rules, regulations, laws or ordinances.

  16.  COMPLETION

       16.1 Lessor shall obtain a building permit to construct the improvements as soon as possible.

       16.2 Lessor shall complete the construction of the Improvements as soon as reasonably possible after the obtaining of necessary building permits.

       16.3 The term "Completion" as used in this Work Letter, is hereby defined to mean the date the building department of the municipality having jurisdiction of the Premises shall have made a final inspection of the improvements and authorized a final release of restrictions on the use of public utilities in connection therewith and the same are in a broom-clean condition.

       16.4 Lessor shall use its best efforts to achieve Completion of the improvements on or before the Commencement Date set forth in Paragraph 1.5 of the Basic Lease Provisions or within one hundred eighty (180) days after Lessor obtains the building permit from the applicable building department. whichever is later.

       16.5 In the event that the improvements or any portion thereof have not reached completion by the Commencement Date, this Lease shall not be invalid, but rather Lessor shall complete the same as soon thereafter as Is possible and Lessor shall not be liable to Lessee for damages in any respect whatsoever.

       16.6 If Lessor shall be delayed at any time in the progress of the construction of the Improvements or any portion thereof by extra work, changes in construction ordered by Lessee, or by strikes, lockouts, fire, delay in transportation, unavoidable casualties, rain or weather conditions, governmental procedures or delay, or by any other cause beyond Lessor's control, then the Commencement Date established in Paragraph 1.5 of the Lease shall be extended by the period of such delay

  17. TERM

      Upon completion of the improvements as defined in Paragraph 16.3, above, Lessor and Lessee shall execute an amendment to the Lease setting forth the date of Tender of Possession as defined in Paragraph 3.2.1 of the Lease or of actual taking of possession, whichever first occurs, as the Commencement Date of this Lease.

  18. WORK DONE BY LESSEE

      Any work done by Lessee shall be done only with Lessor's prior written consent and in conformity with a valid building permit and all applicable rules, regulations, laws and ordinances, and be done in a good and workmanlike manner with good and sufficient materials. All work shall be done only with union labor and only by contractors approved by Lessor, it being understood that all plumbing, mechanical, electrical wiring, and ceiling work are to be done only by contractors designated by Lessor

  19. TAKING OF POSSESSION OF PROMISES

      Lessor shall notify Lessee of the Estimated Completion Date at least ten
(10) days before said date. Lessee shall thereafter have the right to enter the Premises to commence construction of any improvements Lessee is to construct and to equip and fixturize the Premises, as long as such entry does not interfere with Lessor's work. Lessee shall take possession of the Premises upon the tender thereof as provided in Paragraph 3.2.1 of the Lease to which this Work Letter is attached. Any entry by Lessee of the Premises under this paragraph shall be under all of the terms and provisions of the Lease to which this Work Letter is attached.

20.  ACCEPTANCE OF PREMISES

     Lessee shall notify Lessor in writing of any items that Lessee deems incomplete or incorrect in order for the Premises to be acceptable to Lessee within ten (10) days following Tender of Possession as set forth in Paragraph
3.2.1 of the Lease to which this Work Letter is attached. Lessee shall be deemed to have accepted the Premises and approved construction if Lessee does not deliver such a list to Lessor within said number of days.

                         CONFIRMATION OF TERM OF LEASE


      This Confirmation of Term of Lease is made this 16th day of September, 1996 by and between Copperfield Investment & Development Company ("Lessor") and Clinimetrics Research Associates, Inc., A Ca Corp. ("Lessee"), who agree as follows:

  1. Lessor and Lessee entered into a Standard Office Lease an First Addendum thereto, dated 9/19/96 (collectively, the "Lease"), pursuant to which Lessor leased to Lessee, and Lessee Leased from Lessor, the premises located at 2025 Gateway Place, Suite 132, San Jose, CA 95110 (the "Premises").

  2. Pursuant to Paragraph 1.1 of the First Addendum to the Lease, Lessor and Lessee hereby confirm the commencement and expiration dates of the term, and the commencement date of the accrual of rent, as follows:

      a. November 1, 1996 is the commencement date of the term of the Lease and of the accrual of rent under the Lease; and

      b.  October 31, 2000 is the expiration date of the term of the lease.

  3.  Lessee further confirms that:

      a.  It has accepted possession of the Premises as provided in the Lease;

      b. The improvements and space required to be furnished by Lessor under the Lease have been furnished in good working condition;

      c.  Lessor has fulfilled all its duties of an inducement nature, if any;

      d.  The Lease has not been modified, altered, or amended;

      e. There are not setoffs or credits against rent, and no security deposit has been paid, except as provided in the Lease;

      f. Lessee has no notice of a prior assignment, hypothecation or pledge of rent, or of the Lease; and

      g.  The Lease is in full force and effect.

  4. The provisions of this Confirmation of Term of Lease shall inure to the benefit of, or bind, as the case may require, the parties and their respective successors and assigns, subject to the restrictions on assignment and subleasing contained in the Lease.

  LESSEE:                                           LESSOR:
  ------                                            ------

  Clinimetrics Research Associates Inc.,            Copperfield Investment &
  A Ca Corporation                                  Development Company


  By:                                               By:

                FIRST ADDENDUM TO STANDARD OFFICE LEASE BETWEEN
                                  ("LESSOR")
                                      AND
                                  ("LESSEE")

      This is a First Addendum to the Standard Office Lease (the "Lease"), dated 9/16/96, betweenCopperfield Investment & Development Co., as Lessor, and Clinimetrics Research Associates, Inc. as Lessee, concerning the premises located at 2025 Gateway Place, #132 San Jose, CA 95110, (the "Premises").
This First Addendum is executed concurrently with the Lease and is a part and continuation thereof. To the extent that any provision of the Lease conflicts with this First Addendum, this First Addendum shall control.

1.  Term:  Rent for Initial Partial Month:  Early Entry
    ---------------------------------------------------

      1.1 The term of the Lease shall be forty eight (48) months, provided that if the Commencement Date (as defined herein) is other than on the first day of the calendar month, the term of the Lease shall be N/A months plus the partial month in which the Commencement Date occurs. The term of the Lease shall begin and rent shall commence to accrue on the later of (I) the day on which the improvements to the Premises to be provided by Lessor (as set forth in Paragraph 2 below) are substantially completed, and possession of the Premises is tendered to Lessee, or (ii) N/A (the later of said dates being the "Commencement Date"). Notwithstanding the Commencement date, the parties acknowledge that all obligations under the Lease are fully enforceable as of the date the Lease is executed and delivered by the parties. Once the Commencement Date has been ascertained, the parties shall execute a Confirmation of Term of Lease in the form and content set forth as Exhibit "1" hereto, incorporated herein by this reference. Should the Commencement Date be other than the first day of the calendar month, the Base Rent for the initial partial month in which the Commencement Date occurs shall be prorated on the basis of a thirty (30) day month at the rate of N/A ($ ) per day, and shall be due and payable on the Commencement Date.

      1.2 Provided that Lessee shall in no way impede, disrupt or otherwise interfere with Lessor's readying of the Premises for Lessee's occupancy, Lessee shall have the right, on three (3) days' written notice to Lessor, to enter upon the Premises prior to the Commencement Date (the "Early Entry"), in order to install trade fixtures and equipment and to commence construction of any permitted improvements to the Premises pursuant to the provisions of Paragraph
7.3 of the Lease and this Addendum. Lessee shall pay all utility charges reasonably allocated to Lessee by Lessor as a result of Lessee's Early Entry. Lessee further agrees to indemnify, protect, defend and hold Lessor and the Premises harmless from and against any and all liens, liabilities, losses, damages, costs, expenses, demands, actions, causes of action and claims (including, but not limited to, attorney's fees and legal costs) arising out of the use, renovation or occupancy of the Premises by Lessee or Lessee's agents or contractors in connection with such Early Entry. Lessee understands and agrees that Lessor's review of plans and specifications as provided in Paragraph 7.3 of the lease is solely to protect the interests of Lessor in the Premises and the Office Building Project and that Lessor shall in no way be deemed the guarantor of, or responsible for, the accuracy or adequacy of such plans and specifications or compliance of such plans and specifications with applicable laws, ordinances or regulations. Lessee's failure to complete such fixturization and renovation work, if any, prior to the Commencement Date shall in no way delay the Commencement Date or affect the rental or other obligations of Lessee under the Lease.

  2.  Lessor's Suite Improvements
      ---------------------------

      Lessor agrees, at its sole cost and expense ( subject to the dollar limitation set forth below), using building standard materials, to cause certain modifications to be done to, and certain improvements to be installed at, the Premises. Such modifications and improvements shall consist of the following:

      (a)         As outlined on the attached Floor Plan Exhibit   " A-1"



      (b)



      (c)









      Such modifications and improvements shall be undertaken by Lessor as soon as reasonably practicable following the full execution and delivery of the Lease, and shall be diligently prosecuted by Lessor to completion; provided, however, that Lessor shall not be obligated to expend more that the sum of N/A Dollars ($ ) for such modifications and improvements, and all costs for same in excess of such $ limit shall be borne entirely by Lessee.

  3.  Floor Load;  Prevention of Vibration and Noise.
      -----------------------------------------------

      Lessee shall not place a load upon the Premises exceeding an average rate of seventy (70) pounds of live load per square foot of floor area; partitions shall be considered as part of the live load. Lessor may prescribe the weight and position of all safes, files and heavy equipment that Lessee desires to place in the Premises, so as to properly distribute their weight. Lessee's business machines and mechanical equipment which cause vibration or noise that may be transmitted to the Building structure or to any other space in the Building shall be installed, maintained and used by Lessee in such manner as to eliminate such vibration or noise. Lessee shall be responsible for the cost of all structural engineering required to determine structural load and all acoustical engineering required to address any noise or vibration problem caused by Lessee.

  4.  Environmental Compliance; Hazardous Materials or Activities
      -----------------------------------------------------------

      Lessee shall at all times and in all respects comply with all federal, state and local laws, ordinances and regulations relating to industrial hygiene, environmental protection and/or the use, analysis, generation, manufacture, storage, presence, disposal or transportation of any " Hazardous Materials" (as hereinafter defined). Lessee shall not cause or permit any hazardous wastes, toxic substances or toxic or hazardous materials (collectively, " Hazardous Materials") to be brought upon, used, generated, stored or disposed of on, under or about, or transported to or from, the Premises (collectively, " Hazardous Materials Activities") without first receiving Lessor's written consent, which consent may be withheld by Lessor in its absolute discretion and may be revoked at any time. If Lessor consents to any such Hazardous Materials Activities, Lessee shall conduct them in strict compliance (at Lessee's sole cost and expense) with all applicable Regulations, as hereinafter defined, and using all necessary and appropriate precautions. Lessor shall not be liable to Lessee for any Hazardous Materials Activities by Lessee, Lessee's employees, agents, contractors, licensees or invitees, whether or not consented by Lessor. For purposes hereof, Hazardous Materials shall include, but not be limited to, substances defined as "hazardous substances", "toxic substances", or "hazardous wastes" in the Comprehensive Environmental Response, Compensation and Liability Act of 1980; Resource Conservation and Recovery Act of 1976; Hazardous Materials Transportation Act; section 25117 of the California Health and Safety Code; all other laws and ordinances governing similar matters; and any regulations adopted and publications promulgated pursuant to said laws (collectively, "Regulations"). Prior to using, storing or maintaining any

Hazardous Materials on or about the Premises, Lessee shall provide Lessor with a list of the types and quantities thereof, and shall update such list as necessary for continued accuracy. Lessee shall also provide Lessor with a copy of any Hazardous Materials inventory statement required by any applicable Regulation, and any update filed in accordance with any applicable Regulation. If Lessee's activities violate or create a risk of violation of any Regulation, Lessee shall cease such activities immediately, including (but not limited to) upon notice from Lessor. Lessee shall immediately notify Lessor both by telephone and in writing of any spill or unauthorized discharge of Hazardous Materials or of any condition constituting and "imminent hazard" under any Regulation. Lessor, Lessor's representatives and employees shall have the right to enter the Premises at any time in the case of an emergency, and otherwise at reasonable times, for the purpose of inspecting the condition of the Premises and for verifying compliance by Lessee with this Lease and all laws, rules, regulations, ordinances and directives relating in any manner to the Premises, including but not limited to matters pertaining to the use, generation, manufacture, production, installation, maintenance, removal, transportation, storage, spill or release of any Hazardous Materials. Lessee shall indemnify, protect, defend (with counsel acceptable to Lessor) and hold Lessor, its agents, employees, lenders and the Premises, harmless from and against any and all loss of rents, and/or damages, liabilities, judgements, costs, claims, liens, expenses, penalties, permit fees, and attorney's and consultant's fees arising out of or involving any Hazardous Materials brought onto, manufactured, produced or stored at, discharged or transported from, the Premises by or for Lessee, its agents, contractors, invitees, successors or assigns, or in any way under Lessee's control. Lessee's obligations under this Paragraph shall include, but not be limited to, the effects of any contamination or injury to any person, property or the environment created or permitted by Lessee, and the cost of investigation (including consultant's and attorney's fees and testing) removal, remediation, restoration and/or abatement thereof, or of any contamination therein involved, and shall survive the expiration or earlier termination of this Lease. No termination, cancellation or release agreement entered into by Lessor and Lessee shall release Lessee from its obligations under this Lease with respect to Hazardous Materials or Hazardous Materials Activities, unless specifically so agreed by Lessor in writing at the time of such agreement.

  5.  Assignment and Subletting.
      --------------------------

      The provisions of Paragraph 12 of the Lease are supplemented and modified by addition of the following provisions:

      12.7 The transfer (whether by means of an assignment, sublease or other voluntary or involuntary transfer or encumbrance) of all or any part of Lessee's interest in this Lease is subject to the following conditions, in addition to the above requirement for Lessor's consent: (i) Lessee shall pay to Lessor 50% of the rent in excess of the rent payable by Lessee to Lessor after deducting expenses incurred for sublease, commissions, improvements; (ii) any sum, bonus or premium paid by an assignee to Lessee in consideration (directly or indirectly) of the assignment of this Lease shall be paid to Lessor; and (iii) the rent payable under this Lease shall be subject to readjustment by Lessor to the then fair market rental for the Premises, if greater than the stated rent under this Lease.

      12.8 Before entering into any assignment of this Lease or into a sublease of all or any portion of the Premises, Lessee shall give written notice to Lessor identifying the intended assignee or sublease by name and address and specifying the terms of the intended assignment or sublease. Lessee shall also furnish to Lessor such information as to the financial responsibility and standing of the intended assignee or sublessee as Lessor may request. For a period of thirty
            (30) days after such notice is given, Lessor shall have the right (notwithstanding anything to the contrary contained in the foregoing subparagraphs of this Paragraph (12), by written notice to Lessee, to terminate this Lease as of a date specified in such notice, which date shall not be less than thirty (30) days or more than sixty
            (60) days after the date such notice is given. If Lessor so terminates this Lease, Lessor may, if it elects, enter into a new lease covering the Premises with the intended assignee or sublessee on such terms as Lessor and such intended assignee or sublessee may agree, or may enter into a new lease covering the Premises with any other person or entity; in such event, Lessee shall not be entitled to any portion of the profit, if any, which Lessor may realize on account of such termination and reletting. From and after the date of such termination of this Lease (i.e., pursuant to this paragraph 12.8), Lessee shall have no further obligations to Lessor hereunder, except for matters occurring or obligations arising or accruing hereunder prior to the date of such termination, and also except with respect to Lessee's obligations regarding Hazardous Materials or Hazardous Materials Activities as set forth in Paragraph 4 of the First Addendum to this Lease. Lessor's right to terminate this Lease pursuant to this Paragraph 12.8 shall not apply to an assignment or sublease to a Lessee Affiliate as defined in Paragraph 12.2 above."

  6.  Default; Remedies.
      ------------------

      Paragraph 13.2 of the Lease is supplemented and modified by addition of the following provisions:

            (d) Nothing contained in this Lease shall limit or prejudice the right of Lessor to prove and obtain, in proceedings for bankruptcy or insolvency, by reason of the termination of this Lease, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, the damages are to be proved, whether or not the amount be greater than, equal to, or less than the amount of the loss of damages set forth above in this Paragraph 13.2."

      IN WITNESS WHEREOF, the parties hereto have executed this First Addendum as of the date first above written.


      LESSEE :                             LESSOR :
      ------ -                             ------


      Clinimetrics Research Associates,    Copperfield Investment & Development
      Inc. , A  California Corporation     Company


      By:                                  By:
         ----------------------------         --------------------------------

      Its:
           ---------------------------

                                 SECOND ADDENDUM TO LEASE


THIS ADDENDUM TO LEASE is executed concurrently with and is part of that certain lease, dated September 16, 1996 and hereinafter referred to as "Office Lease", which is attached hereto, by and between COPPERFIELD INVESTMENT & DEVELOPMENT COMPANY ("Lessor") and CLINIMETRICS RESEARCH ASSOCIATES , INC., A CA CORPORATION, for those premises located at 2025 Gateway Place, # 132, San Jose, California 95110. In the event of any conflict between this Addendum and the Office Lease, the provisions of this Addendum shall prevail.

Lessor hereby acknowledges it is in possession of Lessee's Security Deposit from a previous Lease in the amount of two thousand nine hundred thirty nine dollars & 00/100 ($2939.00). Lessee hereby agrees to deposit with Lessor and additional four thousand two hundred three dollars & 00/100 ($4203.00) bringing the total amount of the Security Deposit to seven thousand one hundred forty two dollars & 00/100 ($7142.00) upon execution of this Lease.

Rent schedule to be as follows:

              November 1, 1996 - October 31, 1997 - $6473.00/month
              November 1, 1997 - October 31, 1998 - $6696.00/month
              November 1, 1998 - October 31, 1999 - $6919.00/month
              November 1, 1999 - October 31, 2000 - $7142.00/month

Tenant has agreed to make some upgrades to the Suite at their expense.

IN WITNESS WHEREOF, the parties hereto have executed this Second Addendum as for the date first above written.


LESSOR:                                 LESSEE:

COPPERFIELD INVESTMENT & DEVELOPMENT    CLINIMETRICS RESEARCH ASSOCIATES, INC.,
COMPANY                                 A CA CORPORATION



By:                                     By:
    ---------------------------------       ----------------------------

  7.  Lessee's Financial Statements.
      -----------------------------

      Attached hereto as Exhibit "3" and incorporated herein by this reference are the most recent financial statements (the "Financial Statements") of Lessee. Lessee represents and warrants that the Financial Statements were prepared by a certified public accountant in accordance with generally accepted accounting principles consistently applied, are in all material respects true and complete statements of the financial condition of Lessee for the period(s) therein specified, contain and reflect all necessary and material adjustments so as to present a true, accurate and complete statement of Lessee's current financial condition, and do not fail to disclose any fact or facts which might materially and adversely affect Lessee's current financial condition. Lessee further represents and warrants that since the last date covered by the Financial Statements, there has not been any materially adverse change in the financial condition of Lessee or any other event or condition of any character that has had or might reasonably be expected have a materially adverse effect on the financial condition of Lessee. Lessee acknowledges that Lessor is materially relying on the truthfulness, accuracy and completeness of the Financial Statements and of the further representations with respect thereto contained herein, and that Lessor would not enter into the Lease with Lessee if it did not believe that the Financial Statements and all such further representations contained herein are true, accurate and complete. Lessee further acknowledges that the certified public accountant who prepared the Financial Statements was apprised, or has been apprised, that the Financial Statements would be furnished to Lessor for Lessor's review and consideration in connection with Lessor's decision to enter into the Lease.

  8.  Relocation of Lessee.
      --------------------

      At Lessor's written request, Lessee shall move from the Premises to any other premises and location in the Office Building Projects designated by Lessor. In the event of such relocation, the new premises and location shall be substituted for the Premises described in Paragraph 1.2 of the Lease, but all other terms of the Lease shall remain the same, with the exception that the rent provide for in the Lease shall be abated during such reasonable period that Lessee is closed for business as a result of its relocation; provided, however, that Lessee shall not be moved to premises of substantially less square footage than those of the Premises described in said Paragraph 1.2 and, provided further, that Lessor shall reimburse Lessee for all actual cash moving expenses reasonably incurred by Lessee in relocating to the new premises and for the reasonable costs of fixturization of the new premises comparable to the Premises. It is understood and agreed that Lessor will relocate Lessee only for sound business practices and the overall betterment of the Office Building Project.

  9.  Directory Signage
      -----------------

      Lessee understands agrees that directory signage for the Premises, in the lobby of the Building is offered to tenants of the Office Building Project on an "as available" basis and subject, as to both form and content, to the prior written approval of Lessor. Lessee further agrees that all costs of any such signage for Lessee, including but not limited to lettering, installation and repair, shall be borne entirely by Lessee.

                               STANDARD SUBLEASE
                  AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION

                                      AIR

1. Parties. This Sublease, dated, for reference purposes only, May 7, 1998, is made by and between Clinimetrics Research Associates, Inc., a California corporation (herein called "Sublessor") and Thermatrix, Inc. (herein called "Sublessee").

2. Premises. Sublessor hereby subleases to Sublessee and Sublessee hereby subleases from Sublessor for the term, at the rental, and upon all of the conditions set forth herein, that certain real property situated in the County of Santa Clara State of California, commonly known as 2025 Gateway Place, Suite 132 and described as 4,464 rentable, 4,022 usable square foot office suite. Said real property, including the land and all improvements thereon, is hereinafter called the "Premises".

3.  Term.

     3.1 Term. The term of this Sublease shall be for Twenty-seven (27) months commencing on August 1, 1998 and ending on October 31, 2000 unless sooner terminated pursuant to any provision hereof.

     3.2 Delay in Commencement. Notwithstanding said commencement date, if for any reason Sublessor cannot deliver possession of the Premises to Sublessee on said date, Sublessor shall not be subject to any liability therefore, nor shall such failure affect the validity of this Lease or the obligations of Sublessee hereunder or extend the term hereof, but in such case Sublessee shall not be obligated to pay rent until possession of the Premises is tendered to Sublessee; provided, however, that if Sublessor shall not have delivered possession of the Premises within sixty (60) days from said commencement date, Sublessee may, at Sublessee's option, by notice in writing to Sublessor with ten (10) days hereafter, cancel this Sublease, in which event the partied shall be discharged from all obligations thereunder. If Sublessee occupies the Premises prior to said commencement date, such occupancy shall be discharged from all obligations thereunder. If Sublessee occupies the Premises prior to said commencement date, such occupancy shall be subject to all provisions hereof, such occupancy shall not advance the termination date and Sublessee shall pay rent for such period at the initial monthly rates set forth below.

4. Rent. Sublessee shall pay to Sublessor as rent for the Premises equal monthly payments of $11,160.00, in advance on the first day of each month of the term hereof. Sublessee shall pay Sublessor upon the execution hereof $11,160.00 as rend for the first month of the term, August 1, 1998 August 31, 1998. Rent for any period during the term hereof which is for less than one (1) month shall be pro rata portion of the monthly installment. Rent shall be payable in lawful money of the United States to Sublessor at the address stated herein or to such other persons or at such other places as Sublessor may designate in writing.

5. Security Deposit. Sublessee shall deposit with Sublessor upon execution hereof $12,304.00 as security for Sublessee's faithful performance of Sublessee's obligations hereunder. If Sublessee fails to pay rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Sublease, Sublessor may use, apply or retain all or any portion of said deposit for the payment of any rent or other charge in default or for the payment of any other sum to which Sublessor may become obligated by reason of Sublessee's default, or to compensate Sublessor for any loss or damage which Sublessor may suffer thereby. If Sublessor so uses or applies all or any portion of said deposit, Sublessee shall within ten (10) days after written demand therefore deposit cash with Sublessor in an amount sufficient to restore said deposit to the full amount hereinabove stated and Sublessee's failure to do so shall be a material breach of this Sublease. Sublessor shall not be required to keep said deposit separate from its general accounts. If Sublessee performs all of Sublessee's obligations hereunder, said deposit, or so much thereof as has not theretofore been applied by Sublessor, shall be returned, without payment of interest or other increment for its use to Sublessee (or at Sublessor's option, to the last assignee, if any, of Sublessee's interest hereunder) at the expiration of the term hereof, and after Sublessee has vacated the Premises. No trust relationship is created herein between Sublessor and Sublessee with respect to said Security Deposit. (Insert A, Page 3).

6.  Use.

     6.1 Use. The Premises shall be used and occupied only for general office purposes and for no other purpose.

     6.2  Compliance with Law.

          (a) Sublessor warrants to Sublessee that the Premises in its existing state, but without regard to the use for which Sublessee will use the Premises, does not violate any applicable building code regulation or ordinance at the time that this Sublease is executed. In the event that it is determined that this warranty has been violated, then it shall be the obligation of the Sublessor, after written notice from Sublessee, to promptly, at Sublessor's sole cost and expense, rectify any such violation. In the event that Sublessee does not give to Sublessor written notice of the violation of this warranty within one (1) year from the commencement of the term of this Sublease, it shall be conclusively deemed that such violation did not exist and the correction of the same shall be the obligation of the Sublessee.
          (b) Except as provided in paragraph 6.2(a), Sublessee shall, at Sublessee's expense, comply promptly with all applicable statutes, ordinances, rules, regulations, orders, restrictions of record, and requirements in effect during the term or any part of the term hereof regulating the uses by Sublessee of the Premises. Sublessee shall not use or permit the use of the Premises in any manner that will tend to create waste or a nuisance or, if there shall be more than one tenant of the building containing the Premises, which shall tend to disturb such other tenants.

     6.3 Condition of Premises. Except as provided in paragraph 6.2(a), Sublessee hereby accepts the Premises in their condition existing as of the date of the execution hereof, subject to all applicable zoning, municipal, county and state laws, ordinances, and regulations governing and regulating the use of the Premises, and accepts this Sublease subject thereto and to all matters discloses thereby and by any exhibits attached hereto. Sublessee acknowledges that neither Sublessor nor Sublessor's agents have made any representation or warranty as to the suitability of the Premises for the conduct of Sublessee's business.

7.  Master Lease.

     7.1 Sublessor is the Lessee of the Premises by virtue of a lease hereinafter referred to as the "Master Lease", a copy of which is attached hereto marked Exhibit 1, dated September 16, 1996, wherein Copperfield Investment and Development Company is the Lessor, hereinafter referred to as the "Master Lessor".

     7.2 This Sublease is and shall be at all times subject and subordinate to the Master Lease.

     7.3 The terms, conditions and respective obligations of Sublessor and Sublessee to each other under this Sublease shall be the terms and conditions of the Master Lease except for those provisions of the Master Lease which are directly contradicted by this Sublease in which event the terms of this Sublease document shall control over the Master Lease. Therefore, for the purposes of this Sublease, wherever in the Master Lease the word "Lessor" is used it shall be deemed to mean the Sublessor herein and wherever in the Master Lease the word "Lessee" is used it shall be deemed to mean the Sublessee herein.

     7.4 During the term of this Sublease and for all periods subsequent for obligations which have arisen prior to the termination of this Sublease, Sublessee does hereby expressly assume and agree to perform and comply with, for the benefit of Sublessor and Master Lessor, each and every obligation of Sublessor under the Master Lease.

     7.5 The obligations that Sublessee has assumed under paragraph 7.4 hereof are hereinafter referred to as the "Sublessee's Assumed Obligations". The obligations that Sublessee has not assumed under paragraph 7.4 hereof are hereinafter referred to as the "Sublessor's Remaining Obligations".

     7.6 Sublessee shall hold Sublessor free and harmless of and from all liability, judgments, costs, damages, claims or demands, including reasonable attorney's fees, arising out of Sublessee's failure to comply with or perform Sublessee's Assumed Obligations.

     7.7 Sublessor agrees to maintain the Master Lease during the entire term of this Sublease, subject, however, to any earlier termination of the Master Lease without the fault of the Sublessor, and to comply with or perform Sublessor's Remaining Obligations and to hold Sublessee free and harmless of and from all liability, judgments, costs, damages, claims or demands arising out of Sublessor's failure to comply with or perform Sublessor's Remaining Obligations.

     7.8 Sublessor represents to Sublessee that the Master Lease is in full force and effect and that no default exists on the part of any party to the Master Lease.

8.  Assignment of Sublease and Default.

     8.1 Sublessor hereby assigns and transfers to Master Lessor the Sublessor's interest in this Sublease and all rentals and income arising therefrom subject however to terms of Paragraph hereof.

     8.2 Master Lessor, by executing this document, agrees that until a default shall occur in the performance of Sublessor's Obligations under the Master Lease, that Sublessor may receive, collect and enjoy the rents accruing under this Sublease. However, if Sublessor shall default in the performance of its obligations to Master Lessor then Master Lessor may, at its option, receive and collect, directly from Sublessee, all rent owing and to be owed under this Sublease. Master Lessor shall not, by reason of this assignment of the Sublease nor by reason of the collection of the rents from the Sublessee, be deemed liable to Sublessee for any failure of the Sublessor to perform and comply with Sublessor's Remaining Obligations.

     8.3 Sublessor hereby irrevocably authorizes and directs Sublessee, upon receipt of any written notice from the Master Lessor stating that a default exists in the performance of Sublessor's obligations under the Master Lease, to pay to Master Lessor the rents due and to become due under the Sublease. Sublessor agrees that Sublessee shall have the right to rely upon any such statement and request from Master Lessor, and that Sublessee shall pay such rents to Master Lessor without any obligation or right to inquire as to whether such default exists and notwithstanding any notice from or claim from Sublessor to the contrary and Sublessor shall have no right or claim against Sublessee for any such rents so paid by Sublessee.

     8.4 No changes or modifications shall be made to this Sublease without the consent of Master Lessor.

9.  Consent of Master Lessor.

     9.1 In the event that the Master Lease requires that Sublessor obtain the consent of Master Lessor to any subletting by Sublessor then, this Sublease shall not be effective unless, within ten (10) days of the date hereof, said guarantors sign this Sublease hereby giving guarantors consent to this Sublease and the terms thereof.

     9.2 In the event that the obligations of the Sublessor under the Master Lease have been guaranteed by third parties then this Sublease, nor the Master Lessor's consent, shall not be effective unless, within ten (10) days of the date hereof, said guarantors sign this Sublease hereby giving guarantors consent to this Sublease and the terms thereof.

     9.3  In the event that Master Lessor does give such consent then:
          (a) Such consent will not release Sublessor of its obligations or alter the primary liability of Sublessor to pay the rent and perform and comply with all of the obligations of Sublessor to be performed under the Master Lease.
          (b) The acceptance of rent by Master Lessor from Sublessee or anyone else liable under the Master Lease shall not be deemed a waiver by Master Lessor of any provisions of the Master Lease.
          (c) The consent to this Sublease shall not constitute a consent to any subsequent subletting or assignment.
          (d) In the event of any default of Sublessor under the Master Lease, Master Lessor may proceed directly against Sublessor, any guarantors or any one else liable under the Master Lease or this Sublease without first exhausting Master lessor's remedies against any other person or entity liable thereon to Master Lessor.
          (e) Master Lessor may consent to subsequent sublettings and assignments of the Master Lease of this Sublease or any amendments or modifications thereto without notifying Sublessor nor any one else liable under the Master Lease and without obtaining their consent and such action shall not relieve such persons from liability.
          (f) In the event that Sublessor shall default in its obligations under the Master Lease, then Master Lessor, at its option and without being obligated to do so, may require Sublessee to attorn to Master Lessor in which event Master Lessor shall undertake the obligations of Sublessor under this Sublease from the time of the exercise of said option to termination of this Sublease but Master Lessor shall not be liable for any prepaid rents nor any security deposit paid by Sublessee, nor shall Master Lessor be liable for any other defaults of the Sublessor under the Sublease.

     9.4 The signatures of the Master Lessor and any Guarantors of Sublessor at the end of this document shall constitute their consent to the terms of this Sublease.

     9.5 Master Lessor acknowledges that, to the best of Master Lessor's knowledge, no default presently exists under the Master Lease of obligations to be performed by Sublessor and that Master Lease is in full force and effect.

     9.6 In the event that Sublessor defaults under its obligations to be performed under the Master Lease by Sublessor, Master Lessor agrees to deliver to Sublessee a copy of any such notice of default. Sublessee shall have the right to cure any default of Sublessor described in any notice of default within ten *10) days after service of such notice of default on Sublessee. If such default is cured by Sublessee then Sublessee shall have the right of reimbursement and offset from and against Sublessor.

10.  Brokers Fee.

     10.1 Upon execution hereof by all parties, Sublessor shall pay to Bishop Hawk, Inc. and Grubb & Ellis, a licensed real estate broker, (herein called "Broker"), a fee as set forth in a separate agreement between Sublessor and Broker.

     10.2 Sublessor agrees that if Sublessee exercises any option or right of first refusal granted by Sublessor herein, or any option or right substantially similar thereto, either to extend the term of this Sublease, to renew this Sublease, to purchase the Premises, or to lease or purchase adjacent property which Sublessor may own or in which Sublessor has an interest, or if Broker is the procuring cause of any lease, Sublease, or sale pertaining to the Premises or any adjacent property which Sublessor may own or in which Sublessor has an interest, then as to any of said transactions Sublessor shall pay to Broker a fee, in cash, in accordance with the schedule of Broker in effect at the time of the execution of this Sublease. Notwithstanding the foregoing, Sublessor's obligation under this Paragraph 10.2 is limited to a transaction in which Sublessor is acting as a Sublessor, Lessor or Seller.

     10.3 Master Lessor agrees, by its consent to this Sublease, that if Sublessee shall exercise any option or right of refusal granted to Sublessee by Master Lessor in connection with this Sublease, or any option or right substantially similar thereto, either to extend the Master Lease, to renew the Master Lease, to purchase the Premises or any part thereof, or to lease or purchase adjacent property which Master Lessor may own or in which Master Lessor has an interest, or if Broker is the procuring cause of any other lease or sale entered into between Sublessee and Master Lessor pertaining to the Premises, any part thereof, or any adjacent property which Master Lessor owns or in which it has an interest, then as to any of said transactions Master Lessor shall pay to Broker a fee, in cash, in accordance with the schedule of Broker in effect at the time of its consent to this Sublease.

     10.4 Any fee due from Sublessor or Master Lessor hereunder shall be due and payable upon the exercise of any option to extend or renew, as to any extension or renewal upon the execution of any new lease, as to a new lease transaction or the exercise of a right of first refusal to lease, or at the close of escrow, as to the exercise of any option to purchase or other sale transaction.

     10.5 Any transferee of Sublessor's interest in this Sublease, or of Master Lessor's interest in the Master Lease, by accepting an assignment thereof, shall be deemed to have assumed the respective obligations of Sublessor or Master Lessor under this Paragraph 10. Broker shall be deemed to be a third-party beneficiary of this Paragraph 10.

11. Attorney's Fees. If any party or the Broker named herein brings an action to enforce the terms hereof or to declare rights hereunder, the prevailing party in any such actions, on trial and appeal, shall be entitled to his reasonable attorney's fees to be paid by the losing party as fixed by the Court. The provision of this paragraph shall inure to the benefit of the Broker named herein who seeks to enforce a right hereunder.

12. Additional Provisions. (If there are no additional provisions draw a line from this point to the next printed word after the space left here. If there are additional provisions place the same here).

     A. Sublessee shall pay monthly rent to Sublessor according to the following schedule:


          August 1, 1998  July 31, 1999       $11,160.00
          August 1, 1999  July 31, 2000       $11,718.00
          August 1, 2000  October 31, 2000    $12,303.90

          Sublessee shall not pay any additional CPI increases.

     B. Sublessor to allow Sublessee access to the Premises two (2) weeks prior to lease commencement for installation of computer cabling.

     C. Sublessor, at Sublessor's expense, shall furnish Sublessee with space on the building directory board in the lobby of the building and any other directory which may be a part of the building or complex. Sublessee will be responsible for any costs associated with design, construction and installation of aforementioned sign.

     D. Sublessee shall take the Premises in "as-is" condition. Sublessor shall leave the conference room "white board" for Sublessee. Space shall be delivered with all mechanical systems in good operating order.

     E. If Sublessee remains in possession of the premises after October 31, 2000, the rent payable shall be one hundred twenty-five percent (125%) of the rent immediately preceding the termination date of the master lease.

     F. Sublessee shall pay its pro rata share of any pass-through expenses as of the date of occupancy.

Insert A: Sublessor shall return Sublessee's security deposit thirty (30) days after sublease termination, assuming all terms and conditions have been met s described in Paragraph 5.

          If this Sublease has been filled in it has been prepared for submission to your attorney for his approval. No representation or recommendation is made by the real estate broker or its agents or employees as to the legal sufficiency, legal effect, or tax consequences of this Sublease or the transaction relating thereto.



Executed at                  Clinimetrics Research Associates, Inc.,
                             a California corporation

on                                      By:  James Robert Wilson, Vice President

Address:                             By:

                                        "Sublessor" (Corporate Seal)


Executed at San Jose, CA             Thermatrix Inc.

on May 15, 1998                      By:  Barbara Krimsky, Acting CFO

Address: 101 Metro Drive, Suite 248  By:

         San Jose, CA  95110             Sublessee" (Corporate Seal)


Executed at                              C.M. Stratplan, Inc.,
                                         a California corporation

on                                       By:

Address:                             By:

                                         "Master Lessor" (Corporate Seal)